        As filed with the Securities and Exchange Commission on October 30, 2003
                                             Securities Act File No. 333-_______
                                       Investment Company Act File No. 811-21172



                     U.S. Securities And Exchange Commission
                             Washington, D.C. 20549

                               -------------------

                                    FORM N-2
                        (CHECK APPROPRIATE BOX OR BOXES)

[x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[  ] Pre-Effective Amendment No. 1
[  ] Post-Effective Amendment No.

                                     and/or

[x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[x] Amendment No. 5

                               -------------------

                      SCUDDER RREEF REAL ESTATE FUND, INC.
               (Exact Name of Registrant as Specified In Charter)

                               -------------------

                                 280 Park Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)
        Registrant's Telephone Number, including Area Code: 888-897-8480

                               Bruce A. Rosenblum
                         Deutsche Asset Management, Inc.
                                One South Street
                                   BAL01-1806
                            Baltimore, Maryland 21202
                                  410-895-3883
                     (Name and Address of Agent For Service)

                               -------------------


                                 WITH COPIES TO:

   Rose F. DiMartino, Esq.                       Thomas A. Hale, Esq.
Willkie Farr & Gallagher LLP           Skadden, Arps, Slate, Meagher & Flom LLP
     787 Seventh Avenue                      333 Wacker Drive, Suite 2100
  New York, New York 10019                     Chicago, Illinois 60606

                               -------------------

      Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

                               -------------------

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                     Proposed Maximum     Proposed Maximum
  Title of Securities Being        Amount Being       Offering Price     Aggregate Offering          Amount of
          Registered              Registered(1)          Per Unit               Price          Registration Fee(1)(2)
          ----------              -------------          --------               -----          ----------------------
Auction Preferred Stock,            40 shares            $25,000            $1,000,000.00              $80.90
$0.01 par value

(1) As calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended.

(2) Transmitted prior to filing.

                               -------------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                      SCUDDER RREEF REAL ESTATE FUND, INC.

                              CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEMS IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS                        LOCATION IN PROSPECTUS
----------------------------------------------------                       ----------------------
Item 1.    Outside Front Cover                               Cover Page

Item 2.    Inside Front and Outside Back                     Inapplicable
           Cover Pages of Prospectus

Item 3.    Fee Table and Synopsis                            Inapplicable

Item 4.    Financial Highlights                              Financial Highlights

Item 5.    Plan of Distribution                              Cover Page; Prospectus Summary; The Auction; Underwriting

Item 6.    Selling Shareholders                              Inapplicable

Item 7.    Use of Proceeds                                   Use of Proceeds; Investment Objective and Policies

Item 8.    General Description of the Registrant             Cover Page; Prospectus Summary; The Fund; Investment
                                                             Objective and Policies

Item 9.    Management                                        Prospectus Summary; Management of the Fund

Item 10.   Capital Stock, Long-Term Debt, and                Capitalization; Investment Objective and Policies;
           Other Securities                                  Description of Preferred Shares; The Auction; Tax
                                                             matters

Item 11.   Defaults and Arrears on Senior Securities         Inapplicable

Item 12. Legal Proceedings                                   Inapplicable

Item 13. Table of Contents of the Statement of               Table of Contents of the Statement of Additional
         Additional Information                              Information

                  PART B -- STATEMENT OF ADDITIONAL INFORMATION

                                                                      LOCATION IN STATEMENT OF
         ITEMS IN PART B OF FORM N-2                                  ADDITIONAL INFORMATION
         ----------------------------                                 ----------------------
Item 14.   Cover Page                                        Cover Page

Item 15.   Table of Contents                                 Table of Contents

Item 16.   General Information and History                   Inapplicable

Item 17.   Investment Objective and Policies                 Investment objective and policies

Item 18.   Management                                        Management of the Fund

Item 19.   Control Persons and Principal Holders             Management of the Fund
           of Securities

Item 20.   Investment Advisory and Other Services            Investment Advisory and Other Services

Item 21.   Brokerage Allocation and Other                    Portfolio Transaction and Brokerage
           Practices

Item 22.   Tax Status                                        Taxation

Item 23.   Financial Statements                              Financial Statements (incorporated by reference)

                           PART C -- OTHER INFORMATION

Items 24-33 have been answered in Part C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS       Subject to completion             November   , 2003
--------------------------------------------------------------------------------
$

[SCUDDER RREEF REAL ESTATE FUND, INC.]
              SHARES SERIES A
              SHARES SERIES B
AUCTION PREFERRED STOCK
LIQUIDATION PREFERENCE $25,000 PER SHARE
--------------------------------------------------------------------------------

THE OFFERING.  Scudder RREEF Real Estate Fund, Inc. (the "Fund") is offering additional Series A Preferred Shares and additional Series B Preferred Shares, which will increase the number of Series A and Series B Preferred Shares to and , respectively. The currently outstanding Preferred Shares were issued on January 15, 2003. The shares of preferred stock offered hereby are called "New Preferred Shares."

INVESTMENT OBJECTIVE. The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities.

PORTFOLIO CONTENTS. Under normal market conditions, the Fund invests at least 90% of its total assets in income producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's total assets are invested in income-producing equity securities issued by REITs. The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Although the Fund invests primarily in equity securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid real estate investments. There can be no assurance that the Fund will achieve its investment objective. See "Investment objective and policies" and "Principal risks of the Fund."

INVESTMENT MANAGER AND ADVISOR. The Fund's investment manager is Deutsche Asset Management, Inc. and the Fund's investment advisor is its affiliate RREEF America L.L.C. The investment manager is part of the United States asset management activities of Deutsche Bank AG.

BEFORE BUYING ANY PREFERRED SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "PRINCIPAL RISKS OF THE FUND"
BEGINNING ON PAGE   . CERTAIN OF THESE RISKS ARE SUMMARIZED IN "PROSPECTUS
SUMMARY--PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 4.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                              PRICE TO PUBLIC    SALES LOAD    PROCEEDS TO FUND(1)
------------------------------------------------------------------------------------------------------------------
Per Share                                                         $25,000           $250             $
------------------------------------------------------------------------------------------------------------------
Total                                                             $                 $                $
------------------------------------------------------------------------------------------------------------------

(1) Plus accumulated dividends, if any, from the date the preferred shares are issued, but before offering expenses payable by the Fund estimated to be
     $     .

The Fund's New Preferred Shares are being offered by the underwriters subject to certain conditions. The underwriters reserve the right to withdraw, cancel or modify the offering in whole or in part. It is expected that the New Preferred Shares will be delivered to the nominee of The Depository Trust Company on or
about           , 2003.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A
Statement of Additional Information, dated           , 2003, containing
additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information
on page   of this Prospectus. You may request a free copy of the Statement of
Additional Information by calling 1-800-349-4281 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission's web site (http://www.sec.gov).

Investors in New Preferred Shares will be entitled to receive cash dividends at an annual rate that may vary for successive Dividend Periods on such shares. The
dividend rate for the initial Dividend Period will be      %, for both Series A
and Series B New Preferred Shares. The initial Dividend Period for the New
Preferred Shares is from the date of issuance through           , 2003, in the
case of Series A New Preferred Shares, and the date of issuance through
          , 2003, in the case of Series B New Preferred Shares. For subsequent Dividend Periods, New Preferred Shares will pay dividends based on a rate set at Auction, usually held every seven days. Prospective purchasers should carefully review the Auction Procedures described in this Prospectus and in further detail in Appendix C to the Statement of Additional Information and should note: (1) a buy order (called a "bid") or sell order is a commitment to buy or sell Preferred Shares based on the results of an Auction; and (2) purchases and sales will be settled on the next business day after the Auction.

The New Preferred Shares, which have no history of public trading, will not be listed on an exchange or automated quotation system. Broker-Dealers may maintain a secondary trading market in the New Preferred Shares outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the New Preferred Shares will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price will be subject to variables to be determined at the time of the trade by such Broker-Dealers). A general increase in the level of interest rates may have an adverse effect on the secondary market price of the New Preferred Shares, and a selling shareholder that sells New Preferred Shares between auctions may receive a price per share of less than $25,000. The Fund may redeem New Preferred Shares as described under "Description of Preferred Shares-- Redemption."

The New Preferred Shares will be senior in liquidation and distribution rights to the Fund's outstanding common shares (the "Common Shares"). The Fund's Common Shares are traded on the American Stock Exchange under the symbol "SRQ." This offering is conditioned upon the New Preferred Shares receiving a rating of "Aaa" from Moody's Investors Service, Inc. and "AAA" from Fitch Ratings.

The New Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. The Fund's business, financial condition and prospects may have changed since that date.

Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of the Prospectus.

--------------------------------------------------------------------------------
II

Through and including           , 2003 (25 days after the date of this
Prospectus), all dealers that buy, sell or trade the New Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary.....................    1
Financial highlights...................   13
The Fund...............................   15
Use of proceeds........................   15
Capitalization.........................   16
Portfolio composition..................   16
Investment objective and policies......   17
Use of leverage........................   20
Interest rate transactions.............   20
Principal risks of the Fund............   23
Additional risk considerations.........   31
Description of Preferred Shares........   32
The Auction............................   40
Management of the Fund.................   45
Tax matters............................   48
Description of Common Shares...........   50
Certain provisions of the Charter and
  By-Laws..............................   50
Underwriting...........................   53
Validity of New Preferred Shares.......   54
Table of contents of the Statement of
  Additional Information...............   55
Glossary...............................   56

--------------------------------------------------------------------------------
                                                                             III

Prospectus summary

This is only a summary. This summary may not contain all of the information that you should consider before investing in the New Preferred Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Principal Risks of the Fund." Certain capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

THE FUND

Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company.

THE OFFERING

The Fund is offering           shares of newly-issued Series A preferred shares
and           shares of newly-issued Series B preferred shares, in each case at a purchase price of $25,000 per share plus accumulated dividends, if any, from the date of original issue. The shares of preferred stock offered hereby are called "New Preferred Shares." Except where the context suggests otherwise, references in this Prospectus to Preferred Shares are to the Fund's outstanding preferred shares together with the New Preferred Shares. The New Preferred Shares offered by this Prospectus do not represent a new series of preferred shares but are additional shares of the Fund's outstanding Series A and Series B Preferred Shares. Except for the initial rate period and initial dividend rate, the terms of each series of New Preferred Shares are the same as the terms of corresponding series of outstanding Preferred Shares. The New Preferred Shares
are being offered through          and           (collectively, the
"Underwriters"). See "Underwriting."

The New Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive Dividend Periods for the applicable series of Preferred Shares. In general, except for the initial Dividend Period and except as described under "Dividends and Dividend Periods" below and "Description of Preferred Shares--Dividends and Dividend Periods," the Dividend Period for each series of Preferred Shares will be seven days. Deutsche Bank Trust Company Americas (the "Auction Agent") will determine the Applicable Rate for a particular period by an Auction conducted on the Business Day immediately prior to the start of that Dividend Period. See "The Auction."

The Preferred Shares are not listed on an exchange. Instead, investors may buy or sell Preferred Shares in an Auction that normally is held every seven days by submitting orders to Broker-Dealers that have entered into an agreement with the Auction Agent and the Fund or to certain other Broker-Dealers. The Auction Agent reviews orders from Broker-Dealers on behalf of Existing Holders that wish to sell, or hold at the auction rate, or hold only at a specified Applicable Rate, and on behalf of Potential Holders that wish to buy, Preferred Shares. The Auction Agent then determines the lowest Applicable Rate that will result in all of the outstanding Preferred Shares continuing to be held. The first Auction
Date for the New Preferred Shares will be           , 2003, in the case of
Series A New Preferred Shares and           , 2003, in the case of Series B New
Preferred Shares, each being the Business Day before the initial Dividend Payment Date for the initial Dividend Period for the relevant series of Preferred Shares. The Auction Date for the New Preferred Shares generally will be Wednesday in the case of Series A New Preferred Shares and Friday in the case of Series B New Preferred Shares, unless the then-current Dividend Period is a Special Dividend Period, or the day that normally would be the Auction Date or the first day of the subsequent Dividend Period is not a Business Day.

Generally, investors in the New Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's Broker-Dealer will maintain record ownership of New

Preferred Shares in book-entry form. An investor's Broker-Dealer, in turn, will maintain records of that investor's beneficial ownership of the New Preferred Shares.

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities. The Fund's investment objective and certain investment policies are considered fundamental and may not be changed without shareholder approval. See "Investment objective and policies."

PORTFOLIO CONTENTS
Under normal market conditions, the Fund invests at least 90% of its total assets (net assets, plus any borrowings for investment purpose) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as "real estate investment trusts" ("REITs"). At least 80% of the Fund's total assets are invested in income-producing equity securities issued by REITs. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. At least 80% of the equity securities of real estate companies in which the Fund invests are traded on a national securities exchange or in the over-the-counter market. The Fund may, however, invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately negotiated equity or debt securities.

As of             , 2003, approximately      % of the Fund's total assets were
invested in securities issued by real estate companies and approximately      %
of the Fund's total assets were invested in income-producing equity securities issued by REITs.

An issuer is considered a real estate company if, in the opinion of RREEF America L.L.C. (the "Investment Advisor"), at least 50% of its revenues or 50% of the market value of its assets (at the time its securities are purchased by the Fund) are attributed to the ownership, construction, financing, management or sale of real estate. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs are generally not taxed on income distributed to shareholders provided they distribute to their shareholders substantially all of their income and otherwise comply with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet the income component of its objective of total return. The portion of the Fund's return comprised of income will vary based on the composition of the Fund's portfolio holdings.

The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the Fund's benchmark index with respect to which the Fund measures its performance.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality.

The Fund invests primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.

There can be no assurance that the Fund's investment objective will be achieved. See "Investment objective and policies."

INVESTMENT STRATEGY AND PHILOSOPHY
The Investment Advisor seeks to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund invests typically have a market capitalization greater than $100 million.

INVESTMENT MANAGER AND ADVISOR

Deutsche Asset Management, Inc. (the "Investment Manager"), with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and
institutional clients, and as of             , 2003 had total assets of
approximately $     billion under management. The Investment Manager is part of
Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
Deutsche Bank AG has more than $     billion in assets under management.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to RREEF America L.L.C., as the Investment Advisor, the responsibility for the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate
investment manager which as of             , 2003 had approximately $
billion in real estate assets under management. With offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 21 principals and employs 600 real estate professionals. The Investment Advisor is the U.S. arm of DB Real Estate, one of the largest advisers of combined real property and real
estate equity securities globally with more than $     billion in assets under
management (as of October 31, 2003) and 1,155 professionals. DB Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.

The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that
manages 16 funds with approximately $     billion in assets. Scudder Investments
was acquired by Deutsche Bank AG on April 8, 2002.

USE OF LEVERAGE BY THE FUND

The Fund may use leverage in an effort to increase returns up to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), through the issuance of preferred stock, including issuing Preferred Shares, and/or borrowings (through the issuance of commercial paper, notes or otherwise). Throughout this Prospectus, commercial paper, notes or borrowings may be collectively referred to as "Borrowings." After completion of the offering of New Preferred Shares, the Fund anticipates its total leverage from
the issuance of Preferred Shares will be approximately      % of the Fund's
total assets. This amount may change, but total leverage will not exceed 50% of the Fund's total assets. Although the Fund may in the future offer other preferred shares, the Fund does not currently intend to do so.

The Fund generally will not utilize leverage if it anticipates that it would result in a lower return to common shareholders over time. Use of financial leverage creates an opportunity for increased income for common shareholders but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of net asset value and market price of the shares and of dividends), and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. Because the fees paid to the Investment Manager will be calculated on the basis of the Fund's managed assets, the fees will be higher when leverage (including the Preferred Shares) is utilized, giving the Investment Manager an incentive to utilize leverage. See "Principal risks of the Fund--Leverage Risk."

INTEREST RATE TRANSACTIONS

In seeking to reduce the interest rate risk inherent in the Fund's underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate Borrowings. The payment obligations would be based on the notional amount of the swap. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates and the returns on the Fund's portfolio securities at that point in time, such default could negatively impact the Fund's ability to make dividend payments on Preferred Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Preferred Shares. If the Fund fails to maintain the required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or if the Fund loses its expected highest available rating on the Preferred Shares or fails to maintain other covenants, the Fund may be required to redeem some or all of these shares. Similarly, the Fund could be required to prepay the principal amount of any Borrowings. Such redemption or prepayment likely would result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. We would not enter into interest rate swap or cap transactions having a notional amount that exceeded the outstanding amount of the Fund's leverage.

See "Use of leverage" and "Interest rate transactions" for additional information.

PRINCIPAL RISKS OF THE FUND

Risk is inherent in all investing. Therefore, before investing in New Preferred Shares, you should consider carefully certain risks.

Risks of investing in the new preferred shares include:
LEVERAGE RISK
The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objective and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

INTEREST RATE RISK
The Preferred Shares pay dividends based on shorter-term interest rates. If short-term interest rates rise, dividend rates on Preferred Shares may rise so that the amount of dividends payable to stockholders of Preferred Shares exceeds the income from portfolio securities, which could jeopardize the Fund's ability to pay you dividends on your Preferred Shares. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares.

AUCTION RISK
The dividend rate for the Preferred Shares normally is set through an Auction process. In the Auction, Existing Holders of Preferred Shares may indicate the dividend rate at which the Existing Holders would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. You may not be able to sell your Preferred Shares at an Auction if the Auction fails. Also, if you place hold orders (orders to retain shares) at an Auction only at a specified dividend rate, and that rate exceeds the rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your shares than the market rate. Finally, the Dividend Period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment.

SENIOR SECURITIES RISK
If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in these transactions will be senior to those of the Preferred Shares.

SECONDARY MARKET RISK
If you try to sell your Preferred Shares between Auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period, changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market.

You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund or other person as the Fund permits.

RATINGS AND ASSET COVERAGE RISK
While it is a condition of the offering of the New Preferred Shares that Moody's and Fitch Ratings ("Fitch") will assign ratings of Aaa and AAA respectively, to the New Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's and Fitch will also provide written confirmation that the issuance of the New Preferred Shares does not impair the ratings assigned to the outstanding Preferred Shares. A rating agency could at any subsequent time downgrade, suspend or withdraw the rating assigned to Preferred Shares, which could affect liquidity and the price you would receive if you sold your Preferred Shares outside of an Auction. The Fund may be forced to redeem Preferred Shares to meet regulatory or rating agency requirements or may voluntarily redeem your Preferred Shares in certain circumstances.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and the Preferred Shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund's ability to satisfy minimum distribution requirements that it must satisfy to maintain its qualification as a regulated investment company for federal income tax purposes.

General risks of investing in the Fund include:
LIMITED OPERATING HISTORY
As a recently organized entity, the Fund has a limited operating history. See "The Fund."

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

GENERAL REAL ESTATE RISKS
Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans and poor management. Many REITs utilize leverage which increases investment risk and could adversely affect a REIT's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing. Further, REITs are subject to highly technical and complex provisions in the Code. There is a possibility that a REIT may fail to qualify for conduit income tax treatment under the Code or may fail to maintain its exemption from registration under the 1940 Act. See "Principal risks of the Fund--General Real Estate Risks." In addition, there are risks associated with particular sectors of real estate investments, as described below.

+ RETAIL PROPERTIES. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

+ OFFICE PROPERTIES. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

+ HOTEL PROPERTIES. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

+ HEALTHCARE PROPERTIES. Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

+ MULTIFAMILY PROPERTIES. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

+ INSURANCE ISSUES. Certain of the portfolio companies may carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance with various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund's investment performance.

+ CREDIT RISK. REITs may be highly leveraged and financial covenants may affect the ability of REITs to operative effectively.

+ ENVIRONMENTAL ISSUES. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

+ SMALLER COMPANIES. Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. REIT shares, therefore, can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Further, smaller companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller company's stock price than is the case for a larger company. As of September 30, 2003, the market capitalization of REITs ranged in size from
   approximately $     million to approximately $     billion.

+ FOCUS RISK. A strategy of investing in a limited number of issuers may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of issuers.

+ LOWER-RATED SECURITIES RISK. Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER
We may engage in portfolio trading when considered appropriate. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commission and other transactional expenses which are borne by the Fund. See "Additional risk considerations--Portfolio Turnover."

INFLATION RISK
As inflation occurs, the real value of the Preferred Shares and distributions declines, which may be offset to the extent that Preferred Shares dividend rates would increase through the auction process. See "Additional risk considerations--Inflation Risk."

NON-DIVERSIFIED STATUS
Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Code applicable to regulated investment companies. See "Additional risk considerations--Non-Diversified Status." See also "Taxation" in the Statement of Additional Information.

ANTI-TAKEOVER PROVISIONS
Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open-end investment company. See "Certain provisions of the Charter and By-Laws" and "Additional risk considerations--Anti-Takeover Provisions."

ILLIQUID INVESTMENTS
The Fund may invest up to 20% of its total assets in illiquid real estate investments, including direct interests in real estate and privately negotiated
equity or debt securities. As of        , 2003,      % of the Fund's assets were
invested in illiquid real estate investments. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate.

RECENT DEVELOPMENTS
As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund. Further, additional terrorist attacks, the aftermath of the war with Iraq, the continuing occupation of Iraq or other geopolitical events could affect the U.S. economy in ways that adversely affect securities in which the Fund invests. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

Given the risks described above, an investment in the New Preferred Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

TAXATION

Distributions with respect to the Preferred Shares will generally be subject to U.S. federal income taxation. Because the Fund's portfolio income will consist principally of dividend income from REITs, capital gains and interest income, dividends paid by the Fund generally will not qualify as "qualified dividend income" taxable at long-term capital gains rates and corporate investors in the Preferred Shares generally will not be entitled to the 70% dividends received deduction. The Internal Revenue Service ("IRS") currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends and capital gain dividends between its Common Shares and the Preferred Shares in proportion to the total dividends paid to each class during or with respect to such year. See "Tax matters."

TRADING MARKET

Preferred Shares, including New Preferred Shares, will not be listed on an exchange. Instead, you may buy or sell Preferred Shares at an Auction that normally is held every seven days by submitting orders to a Broker-Dealer that has entered into an agreement with the Auction Agent and the Fund, or to a Broker-Dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the Auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of Auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will develop or, if it does, that it will provide shareholders with liquidity. You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

DIVIDENDS AND DIVIDEND PERIODS

The table below shows the initial dividend rate, the Dividend Payment Date and the number of days for the initial Dividend Period on each series of the New Preferred Shares offered in this Prospectus. For subsequent Dividend Periods, the New Preferred Shares will pay dividends based on a rate set at Auctions, normally held every seven days. In most instances, dividends are payable on the first Business Day following the end of the Dividend Period. The rate set at Auction will not exceed the Maximum Applicable Rate. See "Description of Preferred Shares--Dividends and Dividend Periods." Dividends on the New Preferred Shares will be cumulative from the date the New Preferred Shares are first issued and will be paid out of legally available funds.

                                                                                                   NUMBER
                                                                                    SUBSEQUENT    OF DAYS
                       INITIAL                              DIVIDEND PAYMENT DATE    DIVIDEND    OF INITIAL
                       DIVIDEND   DATE OF ACCUMULATION AT   FOR INITIAL DIVIDEND     PAYMENT      DIVIDEND
                         RATE          INITIAL RATE                PERIOD              DAY         PERIOD
-----------------------------------------------------------------------------------------------------------
Series A.............         %                    , 2003                , 2003      Thursday          [8]
Series B.............         %                    , 2003                , 2003       Monday          [12]

The dividend rates for existing Series A and Series B Preferred Shares for their
auctions held on           , 2003 and           , 2003, respectively, were
     % and      %, respectively. For more recent dividend rates, contact
          , 2003.

The Fund may, subject to certain conditions, designate Special Dividend Periods of more than seven days. A requested Special Dividend Period will not be effective unless Sufficient Clearing Bids were made in the auction immediately preceding the Special Dividend Period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. The Dividend Payment Date or Dates for Special Dividend Periods will be set out in the notice designating a Special Dividend Period. See "Description of Preferred Shares--Dividends and Dividend Periods--Designation of Special Dividend Periods" and "The Auction."

Dividends for the Preferred Shares will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of Preferred Shares--Dividends and Dividend Periods."

MAXIMUM APPLICABLE RATE

The Maximum Applicable Rate for any regular rate period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization as made available by the Federal Reserve Bank of New York or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable Rate will be specified by the Fund in the notice of the Special Dividend Period for such Special Dividend Payment Period. The applicable percentage for the Preferred Shares is determined on the day that a notice of a Special Dividend Period is delivered if the notice specified a Maximum Applicable Rate for a Special Dividend Period.

APPLICABLE PERCENTAGE PAYMENT TABLE

                                                              APPLICABLE
MOODY'S CREDIT RATING ON NEW PREFERRED SHARES                 PERCENTAGE
------------------------------------------------------------------------
Aa3 or higher...............................................    150%
A3 to A1....................................................    200%
Baa3 to Baa1................................................    225%
Below Baa3..................................................    275%

RATINGS

The issuance of the New Preferred Shares is conditioned upon the Fund's receipt of ratings of Aaa from Moody's and AAA from Fitch, respectively. The ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell Preferred Shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings also do not address the likelihood that an owner of Preferred Shares will be able to sell such Preferred Shares in an Auction or otherwise. The ratings are based on information obtained from the Fund and other sources. The ratings may be changed, suspended or withdrawn in Moody's or Fitch's discretion as a result of changes in, or the unavailability of, such information. See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

REDEMPTION

The Fund is required to redeem Preferred Shares if the Fund does not meet an asset coverage ratio required by the 1940 Act, or correct a failure to meet a rating agency guideline in a timely manner. The Fund may voluntarily redeem Preferred Shares, in whole or in part, under certain conditions. Unless otherwise established in connection with a Special Dividend Period, the redemption price per Preferred Share will be $25,000 plus accrued and unpaid dividends through the date of redemption. See "Description of Preferred Shares--Redemption" and "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

ASSET MAINTENANCE

Under the Articles Supplementary Creating and Fixing the Rights of Auction Preferred Stock filed on January 14, 2003 and the Articles Supplementary for the New Preferred Shares (together, the "Articles Supplementary"), the Fund must maintain:

+ Asset coverage of the Preferred Shares as required by the rating agency or agencies rating the Preferred Shares; and

+ Asset coverage of at least 200% with respect to senior securities of the Fund that are stock, including the Preferred Shares.

In the event that the Fund does not meet these coverage tests or cure any failure to meet them, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred Shares--Redemption." Based on the composition of the Fund's portfolio as of October 31, 2003, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be
approximately      % if the Fund were to issue New Preferred Shares representing
approximately      % of the Fund's total assets.

LIQUIDATION PREFERENCE

The liquidation preference for shares of each series of Preferred Shares will be $25,000 per share plus accumulated but unpaid dividends, if any, whether or not earned or declared. See "Description of Preferred Shares--Liquidation."

VOTING RIGHTS

The holders of the Fund's preferred shares, including the Preferred Shares, voting as a separate class, have the right to elect at least two directors of the Fund at all times. Such holders also have the right to elect a majority of the directors in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining directors will be elected by holders of common shares and preferred shares, including the Preferred Shares, voting together as a single class. The holders of preferred shares, including the Preferred Shares, will vote as a separate class or classes on certain other matters required under the Articles Supplementary and the 1940 Act. See "Description of Preferred Shares--Voting Rights," and "Certain provisions of the Articles of Incorporation and By-Laws."

AUCTION PROCEDURES

Unless otherwise permitted by the Fund, Beneficial Owners and Potential Beneficial Owners of Preferred Shares may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of Preferred Shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of Preferred Shares subject to Orders submitted to them by Potential Beneficial Owners. On or prior to each Auction Date for the Preferred Shares of a series (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

+ Hold Order--indicating its desire to hold the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

+ Bid--indicating its desire to hold the Preferred Shares of such series, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid.

+ Sell Order--indicating its desire to sell the Preferred Shares of such series without regard to the Applicable Rate for the next Dividend Period for such Preferred Shares.

A Beneficial Owner may submit different types of orders to its Broker-Dealer with respect to the Preferred Shares of a series then held by such Beneficial Owner, provided that the total number of Preferred Shares covered by such Orders does not exceed the number of Preferred Shares of such series held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional Preferred Shares of a series in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto.

Potential Beneficial Owners of Preferred Shares may submit Bids through their Broker-Dealers in which they offer to purchase Preferred Shares, provided that the Applicable Rate for the next Dividend Period for such Preferred Shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

Neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to act in accordance with the instructions of Beneficial Owners or Potential Beneficial Owners or failure to comply with any of the foregoing.

If sufficient Clearing Bids exist in an Auction for the Preferred Shares of a series (that is, in general, the number of Preferred Shares subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, Preferred Shares subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and the Beneficial Owners they represent may not have liquidity of investment.

A Sell Order by an Existing Holder will constitute an irrevocable offer to sell the Preferred Shares subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the Preferred Shares subject thereto, if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per Preferred Share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the Preferred Shares subject thereto at a price per share equal to $25,000 if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "The Auction."

Financial highlights

Information contained in the table below under the headings "Selected Per Share Data" and "Ratios to Average Net Assets and Supplemental Data" shows the audited operating performance of the Fund from the commencement of the Fund's investment operations on October 31, 2002 through December 31, 2003 and the unaudited performance of the Fund for the six months ended June 30, 2003. The financial highlights for the period October 31, 2002 through December 31, 2002 have been audited by PricewaterhouseCoopers, LLP, the Fund's independent auditors, whose report, covering the period ended December 31, 2002, is included in the Fund's most recent annual report and is incorporated by reference in the Statement of Additional Information. The financial highlights should be read in conjunction with the financial statements and notes thereto included in the Fund's most recent Annual Report and Semi-Annual Report, which are available without charge from the Fund.

                                                              2003(A)   2002(B)
--------------------------------------------------------------------------------
SELECTED PER SHARE DATA
  NET ASSET VALUE, BEGINNING OF PERIOD......................  $14.76    $14.33(c)
                                                              ======    ========
  Income (loss) from investment operations:
     Net investment income (loss)(d)........................     .72         .16
                                                              ------    --------
     Net realized and unrealized gain (loss) on investment
      transactions..........................................    2.49         .47
                                                              ------    --------
  Dividends on preferred shares (common share equivalent)
     from net investment income.............................    (.04)         --
                                                              ======    ========
     TOTAL FROM INVESTMENT OPERATIONS.......................    3.17         .63
                                                              ======    ========
  Less distributions from:
     Net investment income to common shareholders...........    (.69)       (.14)
                                                              ------    --------
     Net realized gains on investment transactions (common
      shares)...............................................      --        (.03)
                                                              ======    ========
     TOTAL DISTRIBUTIONS....................................    (.69)       (.17)
                                                              ======    ========
  Dilution resulting from Preferred shares(e)...............    (.08)         --
                                                              ------    --------
  Offering costs charged to paid in capital.................      --        (.03)
                                                              ======    ========
  NET ASSET VALUE, END OF PERIOD............................  $17.16      $14.76
                                                              ======    ========
  MARKET VALUE, END OF PERIOD...............................  $16.55      $14.85
TOTAL RETURN
                                                              ------    --------
  Based on net asset value (%)(f)...........................   21.78**      4.15**
                                                              ------    --------
  Based on market value (%)(f)..............................   16.62**       .11**
                                                              ------    --------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
                                                              ------    --------
  Net assets, end of period ($ millions)....................     277         238
                                                              ------    --------
  Ratio of expenses before expense reductions (based on net
     assets of common shares) (%)...........................    1.54*       1.17*
                                                              ------    --------
  Ratio of expenses before expense reductions (based on net
     assets of common and preferred shares)(e)..............    1.06          --
                                                              ------    --------
  Ratio of expenses after expense reductions (based on net
     assets of common shares) (%)...........................    1.17*        .82*
                                                              ------    --------
  Ratio of expenses after expense reductions (based on net
     assets of common and preferred shares)(e)..............     .81*         --
                                                              ------    --------
  Ratio of net investment income (loss) (based on net assets of common
     shares) (%)............................................    9.48*       1.09**
                                                              ------    --------

                                                              2003(A)   2002(B)
--------------------------------------------------------------------------------
  Ratio of net investment income (loss) (based on net assets
     of common and preferred shares)(e).....................    6.55*         --
                                                              ------    --------
  Portfolio turnover rate (%)...............................      65*          1*
                                                              ------    --------
  Preferred share information at period end
     Aggregate amount outstanding ($ millions)..............     120          --
                                                              ------    --------
     Asset coverage per share ($)***........................  82,752          --
                                                              ------    --------
     Liquidation and market value per share ($).............  25,000          --
                                                              ======    ========

------------
 (a)  For the six months ended June 30, 2003 (Unaudited).

 (b) For the period October 31, 2002 (commencement of operations) to December 31, 2002.

 (c) Beginning per share amount reflects $15.00 initial public offering price net of sales load ($0.675 per share).

 (d)  Based on average common shares outstanding during the period.

 (e)  On January 13, 2003, the Fund issued 4,800 preferred shares.

 (f) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  Annualized

 **  Not annualized

*** Asset coverage per share equals the total net assets of both common and preferred shares of the Fund divided by the total number for preferred shares outstanding at the end of the period.

--------------------------------------------------------------------------------

THE FUND

Scudder RREEF Real Estate Fund, Inc. is a non-diversified, closed-end management investment company. The Fund was organized as a Maryland corporation on August 6, 2002 and is registered as an investment company under the 1940 Act. The Fund's principal office is located at 280 Park Avenue, New York, NY 10017, and its telephone number is (800) 349-4281.

On October 31, 2002, the Fund issued an aggregate of 15,000,000 Common Shares, par value $.01 per share, pursuant to the initial public offering thereof and commenced its operations. On December 13, 2002, the Fund issued an additional 1,109,000 Common Shares in connection with a partial exercise by the underwriters of the over-allotment option. On January 15, 2003, the Fund issued 2,400 Series A Preferred Shares and 2,400 Series B Preferred Shares. The Fund's Common Shares are traded on the American Stock Exchange (the "Exchange") under the symbol "SRQ."

The following provides information about the Fund's outstanding shares as of , 2003:

                                                                               AMOUNT HELD
                                                               AMOUNT        BY THE FUND OR       AMOUNT
                                                            AUTHORIZED(1)    FOR ITS ACCOUNT    OUTSTANDING
-----------------------------------------------------------------------------------------------------------
Common stock..............................................    240,000,000                  0     16,115,981
Preferred stock...........................................     10,000,000                             4,800
  Series A................................................                                 0          2,400
  Series B................................................                                 0          2,400

------------
(1) The Board of Directors of the Fund (the "Board") may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

Use of proceeds

The net proceeds of this offering will be approximately $          after payment
of the sales load and estimated offering costs (not expected to exceed
$          ).

The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term, money market instruments.

--------------------------------------------------------------------------------
 15

--------------------------------------------------------------------------------

CAPITALIZATION

The following table sets forth the unaudited capitalization of the Fund as of October 31, 2003, and as adjusted to give effect to the issuance of the New Preferred Shares offered by this Prospectus assuming the Fund issues New
Preferred Shares representing approximately      % of the Fund's total assets.

                                                                  AS OF OCTOBER 31, 2003
                                                                   ACTUAL
                                                              (UNAUDITED)    AS ADJUSTED
----------------------------------------------------------------------------------------
Auction Preferred Stock, $25,000 per share liquidation
  preference;          shares authorized (4,800 shares
  issued and          shares issued, as adjusted,
  respectively).............................................   $              $
Common Stock, $.01 par value per share; 240,000,000 shares
  authorized(1) (16,115,981 shares outstanding and
  16,115,981 shares outstanding, as adjusted)(2)............
  Capital in excess of par value(3).........................
  Undistributed net investment income.......................
  Accumulated net realized gain (loss) from investment
    transactions............................................
  Net unrealized appreciation (depreciation) of
    investments.............................................
                                                              -----------    -----------
  Total Net Assets attributable to Common Stock
    outstanding(4)..........................................   $              $
                                                              ===========    ===========
Net assets attributable to Common Stock outstanding plus
  liquidation value of Preferred Shares.....................   $              $
                                                              ===========    ===========

------------

(1) The Board may classify or reclassify any authorized but unissued shares of capital stock from time to time without a shareholder vote into one or more classes of preferred or other stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of stock.

(2)  None of these outstanding shares are held by or for the account of the Fund
     as of         , 2003.

(3) As adjusted capital in excess of par value reflects a reduction for the sales load and estimated offering costs of New Preferred Shares issuance
     ($        ).

(4) The computation of total net assets for purposes of this table and for certain other accounting purposes does not include the liquidation value of any outstanding preferred stock of the Fund. Total net assets, or net assets, as used in the Fund's investment management agreement, however, include both the liquidation value of any outstanding preferred stock of the Fund and the net assets attributable to Common Shares outstanding for the purposes of computing the management fee.

PORTFOLIO COMPOSITION

As of October 31, 2003, approximately % of the net assets of the Fund were invested in securities issued by real estate companies and approximately % in cash and other assets and liabilities. This information reflects the average composition of the Fund's assets as of October 31, 2003, and is not necessarily representative of the Fund as of the current fiscal year or at any time in the future.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

The Fund's investment objective is total return through a combination of high current income and capital appreciation potential by investing in real estate securities. The Fund's investment objective and certain other policies are fundamental and may not be changed without the approval of shareholders (determined as provided for in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board without the approval of shareholders, although we have no current intention of doing so.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This investment policy is fundamental and cannot be changed without the approval of shareholders. Under normal market conditions, the Fund invests at least 90% of its total assets in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as REITs. At least 80% of the Fund's total assets are invested in income-producing equity securities issued by REITs. At least 80% of the equity securities of real estate companies in which the Fund invests are traded on a national securities exchange or in the over-the-counter market. The Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or debt securities. Total assets of the Fund include assets purchased with the proceeds of any Borrowings or other financial leverage that the Fund may employ.

As of             , 2003, approximately      % of the Fund's total assets were
invested in securities issued by real estate companies and approximately      %
of the Fund's total assets were invested in income-producing equity securities issued by REITs.

The Fund follows a focused investment approach tending to invest in securities of between 40 and 50 issuers, although this number can vary depending on market conditions. However, the Fund will generally not invest more than 10% of its total assets in the securities of one issuer, except in those instances where one issuer represents more than 10% of the Fund's benchmark index with respect to which the Fund measures its performance. The focused investment strategy is not a fundamental policy of the Fund and can be changed by the Board.

The Fund may invest up to 10% of its total assets in debt securities issued or guaranteed by real estate companies. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such security has a rating of "BBB" or higher by S&P, "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Advisor, are determined to be of equivalent quality.

See Appendix A in the Statement of Additional Information for a description of bond ratings. These policies limiting investments in debt securities and in below-investment-grade preferred stocks or debt securities are fundamental and cannot be changed without the approval of the Fund's shareholders.

The Fund invests primarily in the securities of U.S. issuers. However, the Fund may invest in companies organized outside the United States that are listed on a U.S. national securities exchange. In addition, U.S. issuers may invest directly or indirectly in non-U.S. properties.

--------------------------------------------------------------------------------
 17

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus or in the Fund's Statement of Additional Information and in connection with interest rate swap or interest rate cap transactions. See "Use of leverage" and "Interest rate transactions." There can be no assurance that the Fund's investment objective will be achieved.

PORTFOLIO CONTENTS

The Fund's portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the Statement of Additional Information.

REAL ESTATE COMPANIES
For purposes of our investment policies, a company is a real estate company if, in the opinion of the Investment Advisor, at the time its securities are purchased by the Fund:

+  at least 50% of its revenues; or

+  at least 50% of the market value of its assets

are attributed to the ownership, construction, financing, management or sale of real estate.

Under normal market conditions, the Fund invests at least 90% of its total assets in the equity securities of real estate companies. These equity securities can consist of:

+  common stocks (including REIT shares)

+  preferred stocks

+  rights or warrants to purchase common and preferred stocks

+ securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Advisor's view, a significant element of the securities' value.

The Fund may also invest in equity equivalents, which are securities whose value or return is derived from the value or return of a different security.

REAL ESTATE INVESTMENT TRUSTS
The Fund invests at least 80% of its total assets in income producing equity securities of REITs. A REIT is a pooled investment vehicle dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies. The Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. Under current market conditions, the Fund does not intend to invest more than 10% of its total assets in Mortgage REITs and Hybrid REITs combined, although the percentage of the Fund's assets invested in various types of REITs can vary from time to time.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

PREFERRED STOCKS
Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

CONVERTIBLE SECURITIES
A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DEBT SECURITIES
The Fund may invest a maximum of 10% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by real estate companies.

LOWER-RATED SECURITIES
The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Advisor to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A of the Statement of Additional Information.

DEFENSIVE POSITION
When the Investment Advisor believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

INVESTMENT STRATEGY AND PHILOSOPHY

The Investment Advisor seeks to identify real estate companies and real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential

--------------------------------------------------------------------------------
 19

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Advisor tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the Fund may invest. Its analysis also includes each company's management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Advisor believes will be the most profitable to the Fund. The Investment Advisor also considers the effect of the real estate securities markets in general when making investment decisions. The REITs in which the Fund invests typically have a market capitalization greater than $100 million.

PORTFOLIO TURNOVER

The Fund may realize some short-term gains or losses if the Investment Advisor chooses to sell a security because it believes that one or more of the following is true:

+  A security is not fulfilling its investment purpose;

+  A security has reached its optimum valuation; or

+  A particular company or general economic conditions have changed.

The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.

OTHER INVESTMENTS

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment objective and policies" in the Statement of Additional Information.

Use of leverage

Through issuance of the Preferred Shares, the Fund uses leverage for investment purposes. Assuming issuance of the New Preferred Shares, the Fund currently
anticipates its use of leverage to represent approximately      % of its total
assets, including the proceeds of such leverage. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. The Fund employs financial leverage for the purpose of acquiring additional investments when the Investment Manager and the Investment Advisor believe that such use of proceeds will enhance the Fund's total return. The amount of outstanding financial leverage may vary with prevailing market or economic conditions. Leverage entails special risks. See "Principal risks of the Fund--Risk of Investing in Preferred Shares--Leverage Risk." The management fee paid to the Investment Manager will be calculated on the basis of the Fund's total managed assets, including proceeds of financial leverage, so the fees will be higher when leverage is utilized.

INTEREST RATE TRANSACTIONS

In seeking to reduce the interest rate risk inherent in our underlying investments and leveraged capital structure, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve

--------------------------------------------------------------------------------

USE OF LEVERAGE
--------------------------------------------------------------------------------

the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the Preferred Shares or any variable rate borrowing. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's net earnings as a result of leverage.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, our use of interest rate swaps or caps could enhance or harm the Fund's overall performance. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the Fund's net asset value. In addition, if short-term interest rates are lower than our rate of payment on the interest rate swap, this will reduce the Fund's net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than our rate of payment on the interest rate swap, this will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the Fund's performance by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Fund in the event that the premium paid by the Fund to the counterparty exceeds the additional amount of dividends on Preferred Shares or interest on Borrowings that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap. We would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on the Preferred Shares or rate of interest on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such default could negatively impact the Fund's ability to make dividend payments on Preferred Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Investment Advisor believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Investment Advisor will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments. In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as they were on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on Preferred Shares.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

--------------------------------------------------------------------------------
 21

USE OF LEVERAGE
--------------------------------------------------------------------------------

The Fund may choose or be required to redeem some or all of the Preferred Shares or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRINCIPAL RISKS OF THE FUND

Risk is inherent in all investing. Investing in the Fund involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in New Preferred Shares.

RISKS OF INVESTMENT IN PREFERRED SHARES

AUCTION RISK
The dividend rate for the Preferred Shares normally is set through an auction process. In the Auction, holders of Preferred Shares may indicate the dividend rate at which they would be willing to hold or sell their Preferred Shares or purchase additional Preferred Shares. The Auction also provides liquidity for the sale of Preferred Shares. You may not be able to sell your Preferred Shares at an Auction if the auction fails. An Auction fails if there are more Preferred Shares offered for sale than there are buyers. If Sufficient Clearing Bids do no exist in an Auction, the Applicable Rate will be the Maximum Applicable Rate, and in such event, owners of Preferred Shares wishing to sell will not be able to sell all, and may not be able to sell any, of such Preferred Shares in the Auction. As a result, your investment in Preferred Shares may be illiquid. Neither the Broker-Dealers nor the Fund is obligated to purchase Preferred Shares in an Auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed Auction. Also, if you place hold orders (orders to retain Preferred Shares) at an Auction only at a specified rate and that bid rate exceeds the Applicable Rate set at the Auction, you will not retain your Preferred Shares. Additionally, if you buy Preferred Shares or elect to retain Preferred Shares without specifying a dividend rate below which you would not wish to buy or continue to hold those Preferred Shares, you could receive a lower rate of return on your Preferred Shares than the market rate. Finally, the dividend period for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also effect the liquidation of your investment. See "Description of Preferred Shares" and "The Auction--Auction Procedures."

RATINGS AND ASSET COVERAGE RISK
While it is a condition of the issuance of the New Preferred Shares that Moody's and Fitch will assign ratings of Aaa and AAA, respectively, to the New Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's and Fitch will also provide written confirmation that the issuance of the New Preferred Shares does not impair the ratings assigned to the outstanding Preferred Shares. A rating agency could at any time subsequent to their issuance downgrade its rating of the Preferred Share or suspend or withdraw its rating of the Preferred Shares at any time, which may make your Preferred Shares less liquid at an Auction or in the secondary market and adversely affect the price you could obtain for them in the secondary market. If a rating agency downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. While a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of Preferred Shares--Voting Rights," a sale of substantially all the assets of the Fund or
--------------------------------------------------------------------------------
 23

PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage."

See "Description of Preferred Shares--Rating Agency Guidelines and Asset Coverage" for a description of the asset maintenance tests the Fund must meet.

SECONDARY MARKET RISK
If you try to sell your Preferred Shares between auctions you may not be able to sell any or all of your Preferred Shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a Special Dividend Period (a rate period of more than seven days), changes in interest rates could affect the price you would receive if you sold your Preferred Shares in the secondary market. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. You may transfer Preferred Shares outside of Auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's Auction Agent, Deutsche Bank Trust Company Americas, and the Fund or other person as the Fund permits. The Fund does not anticipate imposing significant restrictions on transfers to other persons. However, unless any such other person has entered into a relationship with a Broker-Dealer that has entered into a Broker-Dealer agreement with the Auction Agent, that person will not be able to submit Bids at Auctions with respect to the Preferred Shares. Broker-Dealers that maintain a secondary trading market for Preferred Shares are not required to maintain this market, and the Fund is not required to redeem Preferred Shares either if an Auction or an attempted secondary market sale fails because of a lack of buyers. The Preferred Shares will not be listed on any stock exchange or the Nasdaq national market. If you sell your Preferred Shares to a Broker Dealer between Auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last Auction.

LIMITED OPERATING HISTORY
The Fund is a closed-end management investment company which has been operational only since October 31, 2002.

INTEREST RATE RISK
The Fund issues Preferred Shares, which pay dividends which are normally based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to stockholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offerings) is available to pay dividends on the Preferred Shares, however, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce or eliminate the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk.

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PRINCIPAL RISKS OF THE FUND
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LEVERAGE RISK
The Fund expects to use financial leverage on an ongoing basis for investment purposes. Leverage risk includes the risk associated with the issuance of Preferred Shares to leverage the Common Shares. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower net asset value than if the Fund were not leveraged, and the Fund's ability to pay dividends and meet its asset coverage requirements on the Preferred Shares would be reduced. Similarly, any decline in the net asset value of the Fund's investments could result in the Fund being in danger of failing to meet its asset coverage requirements or of losing its "Aaa" rating on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. To counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares.

It is currently anticipated that, taking into account the New Preferred Shares being offered in this Prospectus, the amount of leverage will represent up to
     % of the Fund's total assets.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the net asset value of the Fund and the Preferred Shares' asset coverage.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will be effective. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the Fund's net asset value relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and net asset value if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Because the fee paid to the Investment Manager will be calculated on the basis of the Fund's managed assets (which equals the aggregate net asset value of the Common Shares plus the liquidation preference of the Preferred Shares and the principal amount of any Borrowings), the fee will be higher when leverage is utilized, giving the Investment Manager an incentive to utilize leverage.

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Restrictions imposed on the declaration and payment of dividends or other distributions to the holders of the Fund's Common Shares and Preferred Shares, both by the 1940 Act and by requirements imposed by Moody's or a successor rating agency, might impair the Fund's ability to be treated as a regulated investment company for federal income tax purposes. While the Fund intends to redeem Preferred Shares to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such redemption can be effected in time to meet the requirements of the Code. See "Tax matters."

GENERAL RISKS OF INVESTMENT IN THE FUND

GENERAL
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. An investment in the Fund's New Preferred Shares may be speculative in that it involves risk. The Fund should not constitute a complete investment program and should only be considered as an addition to an investor's existing diversified portfolio of

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PRINCIPAL RISKS OF THE FUND
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investments. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

LIMITED OPERATING HISTORY
The Fund is a non-diversified closed-end management investment company with limited operating history.

INVESTMENT RISK
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET
The Fund may invest in real estate directly, although it invests principally in securities issued by real estate companies, including REITs. Because of the Fund's policy of concentration in the securities of companies in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate. These risks include:

+  declines in the value of real estate

+  risks related to general and local economic conditions

+  possible lack of availability of mortgage funds

+  overbuilding

+  extended vacancies of properties

+  increased competition

+  increases in property taxes and operating expenses

+  changes in zoning laws

+  losses due to costs resulting from the clean-up of environmental problems

+  liability to third parties for damages resulting from environmental problems

+  casualty or condemnation losses

+  limitations on rents

+  changes in neighborhood values and the appeal of properties to tenants

+  changes in interest rates

Thus, the value of the Fund's portfolio may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objective.

GENERAL REAL ESTATE RISKS
Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing

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PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

RETAIL PROPERTIES
Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes, and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

OFFICE PROPERTIES
Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

HOTEL PROPERTIES
The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

HEALTHCARE PROPERTIES
Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability

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PRINCIPAL RISKS OF THE FUND
--------------------------------------------------------------------------------

of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

MULTIFAMILY PROPERTIES
The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

INSURANCE ISSUES
Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund's investment performance.

CREDIT RISK
REITs may be highly leveraged and financial covenants may affect the ability of REITs to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company's cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a portfolio company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT's range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

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PRINCIPAL RISKS OF THE FUND
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ENVIRONMENTAL ISSUES
In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

SMALLER COMPANIES
Even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT shares can be more volatile than--and at times will perform differently from--large company stocks such as those found in the Dow Jones Industrial Average.

TAX ISSUES
REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT but fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

LEVERAGE RISK

The Fund uses leverage by issuing Preferred Shares. Assuming the issuance of the New Preferred Shares offered hereby, the Preferred Shares will represent
approximately      % of the Fund's capital after their issuance. Leverage is a speculative technique and there are special risks and costs associated with the use of leverage.

INTEREST RATE TRANSACTIONS RISK

The Fund has entered into a swap transaction to attempt to protect itself from increasing dividend or interest expenses on Preferred Shares or Borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. The Fund may enter into additional swap or cap transactions in the future. See "Interest rate transactions."

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

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PRINCIPAL RISKS OF THE FUND
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FOCUS RISK

A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each security may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that security will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if invested in a larger number of securities.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the Investment Advisor to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

FOREIGN SECURITIES

The Fund may invest in U.S. listed companies organized outside the United States or in U.S. issuers that invest directly or indirectly outside the United States. These investments may involve unique risks, including:

+ the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; and

+  withholding and other non-U.S. taxes may decrease the Fund's return.
--------------------------------------------------------------------------------

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ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objective. The Fund cannot accurately predict its portfolio turnover rate. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Advisor, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax matters."

INFLATION RISK

Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, dividend rates on Preferred Shares auctioned at short intervals would increase, tending to offset this risk.

PREFERRED STOCK IN GENERAL

Preferred stock is, with common stock, one of the two major types of equity securities. Generally, preferred stock receives dividends prior to distributions on common stock and, if a company is liquidated, preferred stockholders usually have priority of claim over common stockholders. Preferred securities have certain characteristics of both debt and common equity securities. They are debt-like to the extent that their promised income is contractually fixed. They are common equity-like since they do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Preferred stock does not usually have voting rights, except in certain instances.

NON-DIVERSIFIED STATUS

The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the Statement of Additional Information. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the

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ADDITIONAL RISK CONSIDERATIONS
--------------------------------------------------------------------------------

market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund's Charter and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to covert the Fund to an open-end fund. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter, and conversion to open-end status. See "Certain provisions of the Charter and By-Laws."

ILLIQUID INVESTMENTS

The Fund may invest up to 20% of its assets in illiquid real estate investments, including direct interests in real estate and privately-negotiated equity or
debt securities. As of           , 2003,      % of the Fund's assets were
invested in illiquid real estate investments. These investments may be difficult to dispose of at a fair price at the times when the Investment Advisor believes it is desirable to do so. Investments in illiquid real estate are also more difficult to value and the Investment Advisor's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid real estate may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid real estate may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid real estate. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which investments are liquid or illiquid. Investments in illiquid real estate will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

RECENT DEVELOPMENTS

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Fund. Further, additional terrorist attacks, the aftermath of the war with Iraq, the continuing occupation of Iraq or other geopolitical events could affect the U.S. economy in ways that adversely affect securities in which the Fund invests. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

DESCRIPTION OF PREFERRED SHARES

The following is a brief description of the material terms of Preferred Shares, including the New Preferred Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of Preferred Shares in the Articles of Incorporation, including the provisions of the Articles Supplementary. A copy of the Articles Supplementary is filed as an exhibit to the Registration Statement of which this Prospectus is a part.

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DESCRIPTION OF PREFERRED SHARES
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GENERAL

Under the Articles of Incorporation, the Fund is authorized to issue up to 10,000,000 shares of preferred stock. Pursuant to the Articles of Incorporation, the Board may classify or reclassify authorized but unissued shares of capital stock by setting or changing the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, prior to issuance. All Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

The Preferred Shares are preferred shares that entitle their holders to receive dividends when, as and if declared by the Fund's Board of Directors, out of funds legally available therefor, at a rate per annum that may vary for successive Dividend Periods for each such series of Preferred Shares. The Applicable Rate for a particular Dividend Period for the Preferred Shares will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of Preferred Shares may participate in Auctions. For an explanation of Auctions and the method of determining the Applicable Rate, see "The Auction" and "--Dividends and Dividend Periods."

The nominee of the Securities Depository is expected to be the sole holder of record of the Preferred Shares. Accordingly, each purchaser of Preferred Shares must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the Preferred Shares.

Preferred Shares, including New Preferred Shares, will rank on a parity with shares of any other class or series of preferred stock of the Fund as to the payment of dividends and the distribution of assets upon liquidation. All Preferred Shares carry one vote per share on all matters on which such shares are entitled to be voted. Preferred Shares are, when issued, fully paid and non-assessable and have no preemptive, exchange, conversion or cumulative voting rights.

DIVIDENDS AND DIVIDEND PERIODS

GENERAL
The holders of Preferred Shares will be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "--Calculation of Dividend Payment," payable on the dates set forth below. Dividends on the Preferred Shares so declared and payable will be paid in preference to and in priority over any dividends so declared and payable on the Common Shares, but will be subordinate to the rights of lenders and counterparties on Borrowings or interest rate swaps and caps, respectively. The following is a general description of dividends for the Preferred Shares.

DIVIDEND PERIODS
The initial Dividend Period for the New Preferred Shares is           days in
the case of Series A New Preferred Shares and           days in the case of
Series B New Preferred Shares. Any subsequent Dividend Period will generally be seven days; provided, however, that prior to any Auction, the Fund may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Designation of Special Dividend Periods" below. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held for a period of more than three business days, the dividend rate for the subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

--------------------------------------------------------------------------------
 33

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

DIVIDEND PAYMENT DATES
Dividends on the New Preferred Shares will be payable, when, as and if declared by the Fund's Board of Directors, out of legally available funds in accordance with the Articles Supplementary and applicable law. Dividends are scheduled to be paid as follows (each, a "Dividend Payment Date"):

                                                              INITIAL DIVIDEND    SUBSEQUENT DIVIDEND
                                                                PAYMENT DATE         PAYMENT DATES
-----------------------------------------------------------------------------------------------------
New Series A................................................             , 2003    Every Seven Days
New Series B................................................             , 2003    Every Seven Days

If dividends are payable on a day that is not a Business Day, then dividends will generally be payable on the next day if such day is a Business Day or as otherwise specified in the Articles Supplementary. In addition, the Fund may specify different Dividend Payment Dates for any Special Dividend Period of more than seven days provided that such dates shall be set forth in the notice of Special Dividend Period relating to such Special Dividend Period.

Dividends will be paid through the Securities Depository on each Dividend Payment Date. The Securities Depository, in accordance with its current procedures, is expected to distribute dividends received from the Fund in next-day funds on each Dividend Payment Date to Agent Members. These Agent Members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each Dividend Payment Date to customers that use such Broker-Dealer or that Broker-Dealer's designee as Agent Member.

CALCULATION OF DIVIDEND PAYMENT
The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default
Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

Dividends on each series of New Preferred Shares will accumulate from the Date
of Original Issue, which is           , 2003. The dividend rate for the initial
Dividend Period for Series A and Series B New Preferred Shares is      %. For
each Subsequent Dividend Period, the dividend rate will be the Applicable Rate for such series that the Auction Agent advises the Fund results from an Auction, except that the Applicable Rate that results from an Auction will not be greater than the Maximum Applicable Rate described below.

The Maximum Applicable Rate for any regular Dividend Period will be the applicable percentage (set forth in the Applicable Percentage Payment Table below) of the applicable AA Composite Commercial Paper Rate. The AA Composite Commercial Paper Rate is the rate on commercial paper issued by corporations whose bonds are rated AA by S&P or Aa by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as made available by the Federal Reserve Bank of New York, or, if such rate is not made available by the Federal Reserve Bank of New York, the arithmetical average of such rates as quoted to the Auction Agent by certain commercial paper dealers designated by the Fund. In the case of a Special Dividend Period, the Maximum Applicable

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

Rate will be specified by the Fund in the Notice of the Special Dividend Period for such Special Dividend Payment Period. The Applicable Percentage for the Preferred Shares is determined on the day that a Notice of a Special Dividend Period is delivered if the notice specifies a Maximum Applicable Rate for a Special Dividend Period. The Applicable Percentage will be determined based on the credit rating or ratings assigned to the Preferred Shares by Moody's. If Moody's does not make such rating available, the rate shall be determined by reference to equivalent ratings issued by a substitute Rating Agency.

APPLICABLE PERCENTAGE PAYMENT TABLE

                   MOODY'S CREDIT RATINGS                     APPLICABLE PERCENTAGE
-----------------------------------------------------------------------------------
Aa3 or higher...............................................           150%
A3 to A1....................................................           200%
Baa3 to Baa1................................................           225%
Below Baa3..................................................           275%

Prior to each Dividend Payment Date, the Fund is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any Auction. The Fund does not intend to establish any reserves for the payment of dividends.

DEFAULT PERIOD
Subject to cure provisions, a "Default Period" will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time, (a) the full amount of any declared dividend on the Series payable on the Dividend Payment Date (a "Dividend Default") or (b) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default," and together with a Dividend Default hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period. No Default Period with respect to a Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time, within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365 for the Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS
Except as otherwise described herein, for so long as any Preferred Shares are outstanding, the Fund may not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or in options, warrants or rights to subscribe for or purchase, its Common Shares) in respect of its Common Shares or other shares of the Fund ranking junior to Preferred Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to Preferred Shares as to the payment of dividends and the

--------------------------------------------------------------------------------
 35

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

distribution of assets upon liquidation), unless (a) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved; (b) full cumulative dividends of Preferred Shares through the most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent; and (c) the Fund shall have redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of Fund shares ranking, as to the payment of dividends, on a parity with Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on Preferred Shares through the most recent Dividend Payment Date. When dividends are not paid in full upon Preferred Shares through the most recent Dividend Payment Date or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares through their most recent respective dividend payment dates, all dividends declared upon Preferred Shares and any such other class or series of shares ranking on a parity as to the payment of dividends with Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on Preferred Shares and such other class or series of shares bear to each other.

DESIGNATION OF SPECIAL DIVIDEND PERIODS
The Fund, at its option, may designate any succeeding subsequent Dividend Period as a Special Dividend Period, subject to certain adjustments. A designation of a Special Dividend Period shall be effective only if, among other things, (a) the Fund shall have given certain notices to the Auction Agent, (b) an Auction shall have been held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period and Sufficient Clearing Bids shall have existed in such Auction and (c) if the Fund shall have mailed a notice of redemption with respect to any Preferred Shares, the redemption price with respect to such shares shall have been deposited with the Auction Agent. The Fund will give holders of Preferred Shares notice of a Special Dividend Period as provided in the Articles Supplementary.

REDEMPTION

MANDATORY REDEMPTION
In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, Preferred Shares will be subject to mandatory redemption on a date specified by the Board out of funds legally available therefor in accordance with the Articles of Incorporation and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required Discounted Value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata among the Preferred Shares and other preferred stock of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares by lot or other method that it deems fair and equitable.

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

OPTIONAL REDEMPTION
To the extent permitted under the 1940 Act and Maryland law, the Fund at its option may redeem Preferred Shares having a Dividend Period of one year or less, in whole or in part, on the Business Day after the last day of such Dividend Period upon not less than 15 calendar days, and not more than 40 calendar days, prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain deposit securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of Preferred Shares by reason of the redemption of Preferred Shares on such date fixed for the redemption and
(ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount.

Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on any outstanding preferred stock, including all outstanding Preferred Shares, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred stock pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred stock.

LIQUIDATION

Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such shall have no right or claim to any of the remaining assets of the Fund. If the Fund enters into Borrowings or interest rate swaps or caps, the rights of lenders and counterparties in these transactions will be superior to those of holders of Preferred Shares.

Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund, shall be a liquidation, whether voluntary or involuntary, for the purposes of the foregoing paragraph.

RATING AGENCY GUIDELINES AND ASSET COVERAGE

The Fund is required under Moody's and Fitch guidelines to maintain assets having in the aggregate a Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount. Moody's and Fitch have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's or Fitch's guidelines do not impose any limitations on the percentage of

--------------------------------------------------------------------------------
 37

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

the Fund's assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of ineligible assets included in the Fund's portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio. The Preferred Shares Basic Maintenance Amount includes the sum of (a) the aggregate liquidation preference of Preferred Shares then outstanding and (b) certain accrued and projected payment obligations of the Fund.

The Fund is also required under the 1940 Act and rating agency guidelines to maintain, with respect to Preferred Shares, as of the last Business Day of each month in which any such shares are outstanding, asset coverage of at least 200% with respect to senior securities which are shares, including Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act Preferred Shares Asset Coverage"). Based on the composition of the portfolio of the Fund and market conditions as of
31, 2003, 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares, assuming the issuance of all New Preferred Shares offered hereby and giving effect to the deduction of sales load and offering costs related thereto
estimated at $          , would have been computed as follows:

Value of Fund assets less
  liabilities
not constituting senior securities                      $
                                                    -----
                                            =                     =           %
-----------------------------------                 -----

Senior securities representing
indebtedness plus liquidation value
  of
Preferred Shares                                        $
                                                    -----
                                                    -----

In the event the Fund does not timely cure a failure to maintain (a) a Discounted Value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or (b) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating Preferred Shares, the Fund will be required to redeem Preferred Shares as described under "Description of Preferred Shares--Redemption--Mandatory Redemption" above.

The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Moody's or Fitch. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for Preferred Shares may, at any time, change, suspend or withdraw any such rating. The Board may, without shareholder approval, amend, alter or repeal any or all of the definitions and related provisions which have been adopted by the Fund pursuant to the rating agency guidelines if the Fund receives written confirmation from Moody's or Fitch, or both, as appropriate, that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's and Fitch to Preferred Shares.

As described by Moody's and Fitch, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings on Preferred Shares are not recommendations to purchase, hold or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an Auction or otherwise. The ratings are based on current information furnished to Moody's and Fitch by the Fund and the Investment Manager and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such

--------------------------------------------------------------------------------

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

information. The Common Shares have not been rated by a nationally recognized statistical rating organization.

A rating agency's guidelines will apply to Preferred Shares only so long as such rating agency is rating such shares. The Fund will pay certain fees to Moody's and Fitch for rating Preferred Shares.

VOTING RIGHTS

Except as otherwise provided in this Prospectus and in the Statement of Additional Information, in the Charter or as otherwise required by law, holders of Preferred Shares will have equal voting rights with holders of Common Shares and holders of any other shares of preferred stock of the Fund (one vote per share) and will vote together with holders of Common Shares and holders of any other shares of preferred stock of the Fund as a single class. As of the date of this Prospectus, the Fund had 4,800 Preferred Shares issued and outstanding.

In connection with the election of the Fund's directors, holders of outstanding Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's directors, and the remaining directors are elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, if at any time dividends (whether or not earned or declared) on outstanding Preferred Shares shall be due and unpaid in an amount equal to two full years' dividends thereon, then, as the sole remedy of holders of outstanding Preferred Shares, the number of directors constituting the Board shall be increased by the smallest number that, when added to the two directors elected exclusively by the holders of Preferred Shares, as described above, would constitute a majority of the Board as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of directors of the Fund as so increased. If the election of such additional directors would cause the number of directors to exceed 12, then the terms of office of a number of directors elected by the other stockholders (excluding any directors which the holders of the Preferred Shares are entitled to elect in all events) shall terminate at the time of the meeting of the holders of the Preferred Shares called to elect the additional directors such that the sum of the number of remaining directors and the number of additional directors to be elected by the holders of the Preferred Shares does not exceed 12. The directors whose term shall expire will be determined in inverse order of their initial election to the Board of Directors. If the Fund thereafter shall pay, or declare and set apart for payment, in full, all dividends payable on all outstanding Preferred Shares and sufficient cash or specified securities are set apart for the payment of such dividends, the voting rights stated in the second preceding sentence shall cease, and the terms of office of all of the additional directors elected by the holders of Preferred Shares (but not of the directors with respect to whose election the holders of Common Shares were entitled to vote or the two directors the holders of Preferred Shares have the right to elect in any event), will terminate automatically.

So long as any Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the Holders of a majority of the outstanding Preferred Shares, (a) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (b) create, incur or suffer to exist,

--------------------------------------------------------------------------------
 39

DESCRIPTION OF PREFERRED SHARES
--------------------------------------------------------------------------------

or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (i) liens the validity of which are being contested in good faith by appropriate proceedings, (ii) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (iii) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to Preferred Shares or any permitted investment transaction, (iv) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (c) below and (v) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's Paying Agent and the Auction Agent; or (c) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow and issue senior securities as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment restrictions described under "Investment restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company.

The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding shares of Preferred Shares, voting as a separate class, shall be required with respect to any matter that materially and adversely affects the rights, preferences or powers of Preferred Shares in a manner different from that of other series or classes of the Fund's shares of capital stock. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter (a) alters or abolishes any preferential right of Preferred Shares; (b) creates, alters or abolishes any right in respect of redemption of Preferred Shares; or (c) creates or alters (other than to abolish) any restriction on transfer applicable to Preferred Shares. The vote of holders of Preferred Shares described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred stock necessary to authorize the action in question.

The foregoing voting provisions will not apply with respect to Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been
(i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

THE AUCTION

GENERAL

Holders of the Preferred Shares will be entitled to receive cumulative cash dividends on their Preferred Shares when, as and if declared by the Fund's Board of Directors, out of the funds legally available therefor, on the initial Dividend Payment Date with respect to the initial Dividend Period for each series and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period

--------------------------------------------------------------------------------

THE AUCTION
--------------------------------------------------------------------------------

(generally a period of seven days, subject to certain exceptions set forth under "Description of Preferred Shares--Dividends and Dividend Periods"), at the rate per annum equal to the Applicable Rate for each such Dividend Period.

The Articles Supplementary provide that, except as otherwise described herein, the Applicable Rate for Preferred Shares for each Dividend Period after the Initial Dividend Period shall be equal to the rate per year that the Auction Agent advises has resulted on the Business Day preceding the first day of such subsequent Dividend Period (an "Auction Date") from implementation of the auction procedures (the "Auction Procedures") set forth in the Articles Supplementary and summarized below, in which persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. Each periodic implementation of the Auction Procedures is referred to herein as an "Auction." The Auction Procedures are attached as Appendix C to the Statement of Additional Information. See the Articles Supplementary for a more complete description of the Auction process.

AUCTION AGENCY AGREEMENT
The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Deutsche Bank Trust Company Americas) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for Preferred Shares so long as the Applicable Rate is to be based on the results of an Auction.

The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

BROKER-DEALER AGREEMENTS
Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for Preferred Shares.

The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding a Dividend Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Dividend Period of one year or longer, of the purchase price of Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, Preferred Shares will be placed by a Broker-Dealer if such shares were
(a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time upon five days' notice, provided that at least one Broker-Dealer Agreement is in effect after such termination, provided that the
Broker-Dealer Agreement with           and

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--------------------------------------------------------------------------------

may not be terminated without the prior written consent of the Fund, which consent may not be unreasonably withheld.

SECURITIES DEPOSITORY

The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the Preferred Shares. All of the shares of Preferred Shares initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such Preferred Shares will be subject to the provisions restricting transfers of Preferred Shares, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such Preferred Shares. See Appendix C (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the New Preferred Shares held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by the Fund to holders of Preferred Shares will be duly made by making payments to the nominee of the Securities Depository.

AUCTION PROCEDURES

Prior to the Submission Deadline on each Auction Date for Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of Preferred Shares (a "Beneficial Owner") may submit orders ("Orders") with respect to such Preferred Shares to that Broker-Dealer as follows:

+ Hold Order--indicating its desire to hold such shares without regard to the Applicable Rate for the next Dividend Period thereof;

+ Bid--indicating its desire to sell such shares at $25,000 per share if the Applicable Rate for the next Dividend Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order); and

+ Sell Order--indicating its desire to sell such shares at $25,000 per share without regard to the Applicable Rate for the next Dividend Period thereof.

A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to Preferred Shares then held by such Beneficial Owner. A Beneficial Owner that submits a Bid with respect to such shares to its Broker-Dealer having a rate higher than the Maximum Applicable Rate on the Auction Date will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner fails to submit an Order with respect to such shares to its Broker-Dealer for an Auction relating to a Dividend Period of more than 91 Dividend Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell Preferred Shares subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional Preferred Shares is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

A customer of a Broker-Dealer that is not a Beneficial Owner of Preferred Shares but that wishes to purchase Preferred Shares, or that is a Beneficial Owner of Preferred Shares that wishes to purchase additional Preferred Shares (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase Preferred Shares at $25,000 per share if the Applicable Rate for the next Dividend Period is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner specifying a rate higher than the Maximum Applicable Rate on the Auction Date will not be accepted.

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                                                                              42
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--------------------------------------------------------------------------------

The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any Preferred Shares held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of Preferred Shares held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

If Sufficient Clearing Bids for Preferred Shares exist (that is, the number of Preferred Shares subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of Preferred Shares subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for the next succeeding Dividend Period will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the Preferred Shares available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate for the next succeeding Dividend Period will be the Maximum Applicable Rate on the Auction Date. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of Preferred Shares, the Applicable Rate for the next succeeding Dividend Period will be the All Hold Rate.

The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of Preferred Shares that is fewer than the number of Preferred Shares specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

The Auctions for Series A and Series B Preferred Shares, including New Series A and New Series B Preferred Shares, will normally be held every seven days, and each Subsequent Dividend Period will normally begin on the following Business Day.

If an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive Business Days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the Auction Agent is not able to conduct an Auction in accordance with

--------------------------------------------------------------------------------
 43

THE AUCTION
--------------------------------------------------------------------------------

the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period will be the Applicable Rate determined on the previous Auction Date.

If a Dividend Payment Date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

+ the Dividend Payment Date for the affected Dividend Period will be the next business day on which the trust and its paying agent, if any, can pay the dividend;

+ the affected Dividend Period will end on the day it otherwise would have ended; and

+ the next Dividend Period will begin and end on the dates on which it otherwise would have begun and ended.

The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares of either series and three Existing Holders. The three Existing Holders and three Potential Holders submit orders through Broker-Dealers at the Auction:

Existing Holder A............  Owns 500 shares, wants to       Bid order of 2.1% rate for
                               sell all 500 shares if          all 500 shares
                               Applicable Rate is less than
                               2.1%
Existing Holder B............  Owns 300 shares, wants to       Hold order--will take the
                               hold                            Applicable Rate
Existing Holder C............  Owns 200 shares, wants to       Bid order of 1.9% rate for
                               sell all 200 shares if          all 200 shares
                               Applicable Rate is less than
                               1.9%
Potential Holder D...........  Wants to buy 200 shares         Places order to buy at or
                                                               above 2.0%
Potential Holder E...........  Wants to buy 300 shares         Places order to buy at or
                                                               above 1.9%
Potential Holder F...........  Wants to buy 200 shares         Places order to buy at or
                                                               above 2.1%

The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 2.0% (the offer by D). Therefore, the dividend rate will be 2.0%. Existing Holders B and C will continue to own their shares. Existing Holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential Holder D will buy 200 shares and Potential Holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential Holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

The Broker-Dealers are expected to maintain a secondary trading market in Preferred Shares outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market in Preferred Shares will provide owners with liquidity of investment. Preferred Shares are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Dividend Period should note that because the dividend rate on such shares will be fixed for the length of such Dividend Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

--------------------------------------------------------------------------------
                                                                              44
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--------------------------------------------------------------------------------

A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures,
(2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Advisor, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT MANAGER

Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general oversight of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of October 31, 2003 had
total assets of approximately $     billion under management. The Investment
Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the day-to-day management of the Fund's investment portfolio.

INVESTMENT ADVISOR

RREEF America L.L.C., with offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund's Investment Advisor. Subject to the general supervision of the Fund's Board of Directors and the Investment Manager, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager, not the Fund, compensates the Investment Advisor for its services. RREEF America, L.L.C., a registered investment adviser, was formed in 1975 and its current clients include pension plans and endowment funds. It is a leading U.S.-based real estate investment manager which
as of October 31, 2003 had approximately $     billion in real estate assets
under

--------------------------------------------------------------------------------
 45

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

management (including assets in non-securities real estate accounts), of which
$     billion represented assets in real estate securities accounts with offices in Chicago, San Francisco and New York. The Investment Advisor is managed by principals and employs 600 real estate professionals. The Investment Advisor also serves as adviser to Scudder RREEF Real Estate Fund II, Inc. (AMEX
ticker symbol SRO), a closed-end fund, with $     million in assets as of
            , 2003, that has an investment objective and policies that are substantially similar to those of the Fund.

The Investment Advisor is an affiliate of DB Real Estate, one of the largest advisers of combined real property and real estate equity securities globally
with more than $     billion in assets under management (as of October 31, 2003)
and 1,155 professionals. DB Real Estate is the real estate investment management group of the United States asset management operations of Deutsche Bank AG.

The Fund will also be supported by Scudder Investments, the North American retail distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that
manages           funds with approximately $     billion in assets. Scudder
Investments was acquired by Deutsche Bank AG on April 8, 2002.

INVESTMENT MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, subject to the general oversight of the Board of Directors of the Fund. The Investment Manager also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily total managed assets of the Fund. Total managed assets equal the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares plus the principal amount of any Borrowings. This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. The Investment Manager, and not the Fund, pays the Investment Advisor. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment management fees in the amount of 0.25% of average daily total managed assets until December 31, 2007, such waiver declining by 0.05% of average daily managed assets in each of the next four twelve-month periods until October 31, 2011, with all waivers expiring commencing November 1, 2011. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total managed assets, which includes the liquidation preference of any Preferred Shares and the principal amount of Borrowings. See "Use of leverage." Because the fees paid to the Investment Manager are determined on the basis of the Fund's total managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its

--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

affiliates as sub-advisors to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisors. These affiliated sub-advisors must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-advisor will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisor.

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

INVESTMENT MANAGEMENT TEAM

The Fund's investments are selected by an investment management team of portfolio managers, research analysts, and traders from the Securities Division of the Investment Advisor who share ideas and responsibility for managing the Fund's investments. As of the date of this Prospectus, the portfolio managers on the investment management team are:

KAREN J. KNUDSON,
Principal Portfolio Manager, Real Estate Securities
Ms. Knudson has 20 years of real estate experience, specializing in the area of REITs. Prior to joining RREEF, she was Senior Vice President and CFO of Security Capital Group, an advisor at that time to two NYSE listed REITs. Previously, Ms. Knudson was President of Bailard, Biehl and Kaiser Real Estate Investment Trust, a private REIT, in addition to acting as the firm's Director of Real Estate and Research and Portfolio Manager. Ms. Knudson is principal in charge of RREEF Real Estate Securities which manages equity REIT portfolios for institutional investors. Ms. Knudson is an active member of the National Association of Real Estate Investment Trusts ("NAREIT") and has served as a member of the Board of Governors.

JOHN F. ROBERTSON, CFA
Principal Portfolio Manager, Real Estate Securities
Prior to joining the Investment Advisor, Mr. Robertson was an Assistant Vice President for Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund, a small competitive mutual fund affiliate. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln. He also worked as a consultant with Ernst & Young's Special Services Group, where he specialized in the valuation of all types of income producing real estate. Mr. Robertson holds a CFA designation and is an associate member of NAREIT.

JOHN W. VOJTICEK
VP, Portfolio Manager, Real Estate Securities
Mr. Vojticek has six years of experience in the real estate securities area. As an undergraduate, Mr. Vojticek's emphasis in Finance involved the analysis of portfolio optimization and option pricing evaluation. Mr. Vojticek is an associate member of NAREIT.

--------------------------------------------------------------------------------
 47

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MARK D. ZEISLOFT, CFA
VP, Portfolio Manager, Real Estate Securities
Mr. Zeisloft has over 12 years of experience in the area of financial and company analysis and holds the CFA designation. Mr. Zeisloft spent his first 11 professional years with The First National Bank of Chicago. Prior to joining the Investment Advisor in June, 1996, Mr. Zeisloft held the position of Vice President/Credit Officer for the Corporate Real Estate/REIT group, as well as Vice President/Asset Manager in the Real Estate Asset Management division. He is a member of the International Council of Shopping Centers (ICSC) and an associate member of NAREIT.

OTHER SERVICE PROVIDERS
Scudder Fund Accounting Services has been retained to provide the Fund with certain accounting services. State Street Bank and Trust Company serves as the Fund's custodian and has been retained to serve as Auction Agent, Paying Agent, transfer agent, and registrar for Preferred Shares.

The Investment Manager has retained           to act as shareholder servicing
agent for the Fund. In consideration of these services, the Investment Manager
will pay           a fee equal on an annual basis to 0.10% of the Fund's average daily total managed assets. This fee will be an expense of the Investment Manager and not the Fund.

TAX MATTERS

The following brief discussion of U.S. Federal income tax issues assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid to you out of the Fund's current and accumulated earnings and profits, except in the case of capital gain dividends and certain dividends received by individual shareholders, as described below, will be taxable to you as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. Individual shareholders who satisfy certain holding period and other requirements are generally taxed on dividends received from the Fund at long-term capital gains rates to the extent the dividends are attributable to "qualified dividend income" received by the Fund. "Qualified dividend income" is generally dividends from U.S. corporations and certain foreign corporations. However, dividends from a REIT generally will not constitute "qualified dividend income." Accordingly, most of the dividends paid by the Fund will not be eligible for taxation at the long-term capital gains rates.

A distribution of an amount in excess of the Fund's current and accumulated earnings and profits is treated as a nontaxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a gain or loss. Such gain or loss will generally be a capital gain or loss and will be long-term or short-term,

--------------------------------------------------------------------------------

TAX MATTERS
--------------------------------------------------------------------------------

depending generally on your holding period for the shares. We may be required to withhold U.S. federal income tax on all taxable distributions and redemption proceeds payable if you

+  fail to provide us with your correct taxpayer identification number;

+  fail to make required certifications; or

+ have been notified by the Internal Revenue Service that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income and gains that it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which although eligible for the corporate dividends received deduction and taxation as "qualified dividend income", would be taxable to shareholders as dividend income, even though such distributions might otherwise (at least in part) have been treated as long-term capital gains in such shareholders' hands.

The Fund is of the opinion that Preferred Shares, including New Preferred Shares, will, under present law, constitute stock of the Fund, and thus distributions with respect to Preferred Shares (other than as described below) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but generally will not qualify for the dividends received deduction available to corporations under Section 243 of the Code or as "qualified dividend income" potentially subject to tax at long-term capital gains rates. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. The IRS currently requires that a regulated investment company that has two or more classes of stocks to allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to Preferred Shares as capital gain distributions in proportion to the Preferred Shares' share of total dividends paid during the year.

Fund distributions also may be subject to state and local taxes.

You should consult with your own tax adviser regarding the particular consequences to you of investing in the Fund.

--------------------------------------------------------------------------------
 49

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON SHARES

The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as Common Shares, $0.01 par value. The Common Shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. Common shareholders are entitled to one vote per share. Whenever Preferred Shares or Borrowings are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Preferred Shares and interest and principal payments on Borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. See "Description of Preferred Shares." The Fund's Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund may amend the Fund's Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. The Fund's Common Shares are listed on the American Stock Exchange under the symbol "SRQ." Under the rules of the American Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

The foregoing description and the descriptions under "Description of Preferred Shares," "The Auction" and "Certain provisions of the Charter and By-Laws" are subject to the provisions contained in the Fund's Charter and By-Laws.

CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS
The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only with cause and then only by a vote of the holders of at least 80% of the outstanding shares of the Fund entitled to vote on the matter.

The affirmative vote of at least 80% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or who, individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, will be required to amend the

--------------------------------------------------------------------------------

DESCRIPTION OF COMMON SHARES
--------------------------------------------------------------------------------

Articles of Incorporation to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs, unless such action previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case the affirmative vote of a majority of the Fund's Common Shares and Preferred Shares, each voting as a separate class, shall be required to approve such amendment.

The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's Common Shares and Preferred Shares entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding
       (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund,
       (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 80% of the Continuing Directors (as defined above), or certain pricing and other conditions specified in the Charter are met. In such cases, with respect to a Business Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a shareholder vote is required under Maryland law), a majority of the votes entitled to be cast will be sufficient to authorize the transaction. In such cases, with respect to any other Business Combination, no shareholder vote is required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 80% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.

The Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Directors or to transact any other business at a meeting of shareholders. At any annual or special meeting of shareholders, notice of any such nomination or business must be delivered to or received at the principal executive offices

--------------------------------------------------------------------------------
 51

DESCRIPTION OF COMMON SHARES
--------------------------------------------------------------------------------

of the Fund not later than 60 days prior to the date of the meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the meeting has been given or made to shareholders, any such notice by a shareholder to be timely must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual or special meeting was given or such public disclosure was made. Any notice to a shareholder must be accompanied by certain information as provided in the By-Laws.

The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund's shareholders generally.

Reference is made to the Charter and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through       and
       , as their representatives (the "Representatives") have severally agreed, subject to the terms and conditions of the Underwriting Agreement with the Fund, the Investment Manager and the Investment Advisor, to purchase from the Fund the number of New Preferred Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such New Preferred Shares if any are purchased.

                                                                NUMBER OF
                                                              NEW PREFERRED
UNDERWRITER                                                      SHARES
---------------------------------------------------------------------------
.............................................................
.............................................................
 ...........................................................
.............................................................
  Total.....................................................

The Underwriters have advised the Fund that they propose initially to offer the New Preferred Shares to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $150 per share. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $100 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any New Preferred Shares purchased in the initial public offering on or before November
          , 2003.

The Underwriters will act in Auctions as Broker-Dealers as set forth under "The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as Broker-Dealers as set forth thereunder. The Underwriters also may provide information to be used in ascertaining the Reference Rate.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of the Fund's portfolio transactions and that the Underwriters may act as counterparties in connection with the interest rate transactions described above after they have ceased to be principal underwriters of the Fund under the 1940 Act and, subject to certain conditions, may act as such brokers while they are principal underwriters.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Fund, the Investment Manager and the Investment Advisor have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

As described above under "Management of the Fund,"           will provide
shareholder services to the Fund pursuant to a shareholder servicing agreement with the Investment Manager.

--------------------------------------------------------------------------------
 53

--------------------------------------------------------------------------------

VALIDITY OF NEW PREFERRED SHARES

The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and certain other legal matters will be passed on for the underwriters by Skadden, Arps, Slate, Meagher & Flom (Illinois), Chicago, Illinois and its affiliates. Venable, LLP will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher LLP and Skadden, Arps, Slate, Meagher & Flom (Illinois) may rely as to certain matters of Maryland law on the opinion of Venable LLP.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents of the
Statement of additional information


Investment objective and policies...........................    1
Additional information regarding Fund investments...........    1
Investment restrictions.....................................    3
Management of the Fund......................................    4
Compensation of directors and certain officers..............   10
Investment advisory and other services......................   11
Additional information concerning the Auctions for the
  Preferred Shares..........................................   15
Portfolio transactions and brokerage........................   17
Determination of net asset value............................   17
Taxation....................................................   19
Performance information.....................................   25
Counsel and independent accountants.........................   25
Additional information......................................   25
Financial statements........................................   26
Appendix A Ratings of investments...........................  A-1
Appendix B Auction procedures...............................  B-1
Appendix C Settlement procedures............................  C-1

--------------------------------------------------------------------------------
 55

--------------------------------------------------------------------------------

Glossary

"AA" Composite Commercial Paper Rate" on any date means (i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is 7 days or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in clause (ii) below; for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of financial issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) ____________________________________________ and
 ____________________________________________ ; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefor, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Fund, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

"Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

"All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

"Applicable Rate" means, with respect to the Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of the Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate.

"Auction" means each periodic operation of the Auction Procedures.

"Auction Agent" means Deutsche Bank Trust Company Americas unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Directors enters into an agreement with the Fund to follow the Auction Procedures for the purpose of determining the Applicable Rate.

"Auction Date" means the first Business Day next preceding the first day of a Dividend Period for the Series.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Auction Procedures" means the procedures for conducting Auctions as set forth in Appendix C to the Statement of Additional Information.

"Beneficial Owner," with respect to shares of the Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of the Series.

"Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

"Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

"Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

"Common Shares" means the shares of the Fund's common stock, par value $.001 per share.

"Date of Original Issue" means the date on which the Series is originally issued by the Fund.

"Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

"Dividend Period" means, with respect to each Series, the initial Dividend Period, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the day established for such Series by the Fund.

"Eligible Assets" means Moody's Eligible Assets (if Moody's is then rating the Preferred Shares), Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

"Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

"Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

"Fitch" means Fitch Ratings and its successors at law.

"Fitch Eligible Assets" means the following:

(a) Common Stock, Preferred Stock, and any debt security of REITs and Real Estate Companies.

(b) Unrated debt securities issued by an issuer which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

(c) Interest rate swaps entered into according to International Swap Dealers Association standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the

--------------------------------------------------------------------------------
 57

GLOSSARY
--------------------------------------------------------------------------------

original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred
     Shares originally issued.

(d)  U.S. Treasury securities and U.S. Treasury Strips.

(e) Short-Term Money Market Instruments as long as (i) such securities are rated at least 'F1' by Fitch or the equivalent by another NRSRO, (ii) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least 'A' by Fitch or the equivalent by another NRSRO, or (iii) in all other cases, the supporting entity (1) is rated at least 'A' by Fitch and the security matures in one month or (2) is rated at least 'AA' by Fitch and matures within six months.

(f) Cash (including, for this purpose, interest and dividends due on assets rated (i) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (ii) A or higher by Fitch if the payment is within thirty days of the Valuation Date (iii) A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which are generated by such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Fitch or (B)
      (1) with counterparties having a Fitch long-term rating of at least BBB by Fitch or (2) with counterparties having a Fitch short-term rating of at least 'F1'.

"Holder" means, with respect to the Preferred Shares, the registered holder of shares of the Series as the same appears on the stock ledger or stock records of the Fund.

"Maximum Applicable Rate" has the meaning specified under "Description of Preferred Shares--Dividends and Dividend Periods--Calculation of Dividend Payment" in this Prospectus.

"Moody's" means Moody's Investors Service, Inc. and its successors at law.

"Moody's Eligible Assets" means the following:

(a) common stock, preferred stock and any debt security of REITs and Other Real Estate Companies.

     (i) Common stock of REITs and preferred stock and any debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/ Property Sector Classifications listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, and (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and

     (ii) Unrated debt securities issued by an issuer which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and (E) in the aggregate do not exceed 10% of the discounted Moody's Eligible Assets;

(b) Interest rate swaps and caps entered into according to International Swap Dealers Association standards if

     (i) the counterparty to the swap or cap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

     (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

(c)   U.S. Treasury Securities and Treasury Strips (as defined by Moody's);

(d) Short-Term Money Market Instruments so long as (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

(e) Cash (including, for this purpose, interest and dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are (A) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

"1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

"Paying Agent" means Deutsche Bank Trust Company Americas unless and until another entity appointed by a resolution of the Board of Directors enters into an agreement with the Fund to serve as paying agent, which paying agent may be the same as the Auction Agent.

"Potential Holder" or "Potential Beneficial Owner" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

"Preferred Shares Basic Maintenance Amount" means as of any Valuation Date as the dollar amount equal to the sum of:

(i) the sum of (A) the products resulting from multiplying the number of Outstanding Preferred Shares on such date by the Liquidation Preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) for each Outstanding Preferred Share to the 30th day after such Valuation Date; (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date;
      (D) the amount of the current outstanding balances of any indebtedness which is senior to the Preferred Shares plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any other current liabilities payable during the 30 days subsequent to such Valuation Date,

--------------------------------------------------------------------------------
 59

GLOSSARY
--------------------------------------------------------------------------------

      including, without limitation, indebtedness due within one year and any redemption premium due with respect to the Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

(ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through (i)(E) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

"Reference Rate" means, with respect to the determination of the Default Rate, the applicable "AA" Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

"Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Fund that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

"Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Fund, the remaining term to maturity thereof is not in excess of 180 days:

(i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

(ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

(iii)  overnight funds; and

(iv)   U.S. Government Securities.

"Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

"Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Directors after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Directors after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Fund's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Directors after consultation with the Broker-Dealers.

"Standard Dividend Period" means a Dividend Period of seven days unless such 7th day is not a Business Day, then the number of days ending on the Business Day next preceding such 7th day.

"Submitted Bid" has the meaning specified in Subsection 4(a) of the Auction Procedures.

"Sufficient Clearing Bids" has the meaning specified in Subsection 4(a) of the Auction Procedures.

--------------------------------------------------------------------------------

GLOSSARY
--------------------------------------------------------------------------------

"Valuation Date" means the last Business Day of each week, or such other date as the Fund and Rating Agencies may agree to for purposes of determining the Preferred Shares Basic Maintenance Amount.

                  (SCUDDER RREEF REAL ESTATE FUND, INC. LOGO)
--------------------------------------------------------------------------------
 61

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 Subject to completion, dated November   , 2003
--------------------------------------------------------------------------------
                      Scudder RREEF Real Estate Fund, Inc.

(SCUDDER LOGO)

280 PARK AVENUE
NEW YORK, NEW YORK
800-349-4281
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER   , 2003

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF SCUDDER RREEF REAL ESTATE FUND, INC.,
DATED NOVEMBER   , 2003, AS SUPPLEMENTED FROM TIME TO TIME (THE "PROSPECTUS").
THIS STATEMENT OF ADDITIONAL INFORMATION IS INCORPORATED BY REFERENCE IN ITS ENTIRETY INTO THE PROSPECTUS. COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION AND PROSPECTUS MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE ADDRESS OR PHONE NUMBER SHOWN ABOVE.

--------------------------------------------------------------------------------

Table of contents

                               PAGE
------------------------------------------------------------------
Investment objective and policies
Additional information regarding Fund investments...........    1
Investment restrictions.....................................    1
Management of the Fund......................................    3
Directors and officers of the Fund..........................    4
Compensation of directors...................................   10
Investment advisory and other services......................   11
Additional information concerning the auctions for the
  preferred shares..........................................   15
Portfolio transactions and brokerage........................   17
Determination of net asset value............................   17
Taxation....................................................   19
Performance information.....................................   25
Counsel and independent accountants.........................   25
Additional information......................................   25
Financial statements........................................   26
Notes to financial statements (unaudited)...................
Appendix A ratings of investments...........................  A-1
Appendix B auction procedures...............................  B-1
Appendix C settlement procedures............................  C-1

--------------------------------------------------------------------------------
                                                                               I

--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

Scudder RREEF Real Estate Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company organized as a Maryland corporation on August 6, 2002. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. No investment in the Fund's newly issued Series A Auction Preferred Stock or newly issued Series B Auction Preferred Stock should be made without first reading the Prospectus. The shares of preferred stock offered hereby are called "New Preferred Shares." Except where the context suggests otherwise, references in the Statement of Additional Information to Preferred Shares are to the Fund's outstanding Preferred Shares together with the New Preferred Shares.

INVESTMENT OBJECTIVE AND POLICIES
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS

The following descriptions supplement the descriptions of the principal investment objective, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without the approval of the shareholders; however, the Fund will not change its non-fundamental investment policies without written notice to shareholders.

INVESTMENTS IN REAL ESTATE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS

It is our fundamental policy to concentrate our investments in the U.S. real estate market and not in any other industry. Under normal market conditions, we invest at least 90% of our total assets (net income, plus any borrowings for investment purpose) in income-producing common stocks, preferred stocks and other equity securities issued by real estate companies, such as real estate investment trusts ("REITs").

REAL ESTATE COMPANIES

For purposes of our investment policies, a company is a real estate company if, in the opinion of RREEF America L.L.C. (the "Investment Advisor"), at the time its securities are purchased by the Fund, at least 50% of its revenues or at least 50% of the market value of its assets are attributed to the ownership, construction, financing, management or sale of real estate.

REAL ESTATE INVESTMENT TRUSTS

A REIT is an issuer dedicated to owning, and usually operating, income-producing real estate, or to financing real estate. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of both Equity REITs and Mortgage REITs. It is anticipated, although not required, that under normal market conditions at least 90% of the Fund's investments in REITs will consist of securities issued by Equity REITs. At least 80% of the Fund's total assets will be invested in income-producing equity securities of REITs.

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS
--------------------------------------------------------------------------------

PREFERRED STOCKS

Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Advisor's assessment of market conditions.

LOWER-RATED SECURITIES

Securities rated non-investment grade (lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in securities rated CCC or higher by S&P, or rated Caa or higher by Moody's, or equivalent unrated securities. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may invest no more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. This is a fundamental investment policy. In addition, the Fund will not invest in securities which are in default at the time of purchase. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

A security is illiquid if, for legal or market reasons, it cannot be promptly sold (i.e., within seven days) at a price which approximates its fair value. At least 80% of the equity securities of real estate companies in which we invest are traded on a national securities exchange or in the over-the-counter market, and up to 20% of the Fund's assets may be invested in illiquid investments, including direct investments in real estate and privately-negotiated equity or debt securities.

CASH RESERVES

The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements. Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Other acceptable money market instruments include commercial paper rated by any nationally recognized rating agency, such as Moody's or S&P, certificates of deposit, bankers' acceptances issued by domestic banks having total assets in excess of one billion dollars, and money market mutual funds.

In entering into a repurchase agreement for the Fund, the Investment Advisor will evaluate and monitor the creditworthiness of the vendor. In the event that a vendor should default on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

--------------------------------------------------------------------------------
 2

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS

The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

The Fund may not:

 1. Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act; or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; in addition to the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

 2. Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

 3. Purchase or sell real estate, mortgages on real estate or commodities, except that (i) the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and (ii) the Fund may hold and sell real estate or hold and sell mortgages on real estate, which, in the case of mortgages, are acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

 4. Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in futures contracts, options thereon and such similar instruments and may invest in securities or other instruments backed by physical commodities;

 5. Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities;

 6. Purchase preferred stock and debt securities rated, at the time of investment, below investment grade and unrated securities of comparable quality, if, as a result, more than 20% of the Fund's total assets would then be invested in such securities;

 7. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction;

 8. Enter into short sales unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contract and options are not deemed to constitute selling securities short;

 9. Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities;

10. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings or permitted strategies;

11. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin; or

12.  Invest for purposes of exercising control over management.

--------------------------------------------------------------------------------

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

The investment restrictions numbered 1 through 7 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority of the outstanding voting securities" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 8 through 12 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

Fund Name. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of REITs, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later. If market fluctuations or shareholder actions cause the Fund's investments to fall below the name policy limit, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund is not required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Advisor believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, Investment Advisor, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the
Directors. As of           , 2003, the Directors and officers as a group
beneficially owned, directly or indirectly, less than 1% of the outstanding shares of the Fund.

The Board of Directors is classified, with respect to the time for which Directors severally hold office, into three classes--Class I, Class II and Class III--with the Directors in each Class to hold office until their successors are elected and qualified. At each annual meeting of the shareholders, the successors to the Class of Directors whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Two Directors--Messrs. Richard T. Hale and Robert H. Wadsworth--have been re-designated as Preferred Share Directors. Holders of Preferred Shares, voting as a separate class, elected one Class II Director and one Class III Director and the remaining Directors were elected by Common Shareholders and holders of Preferred Shares voting together as a single class. Additionally, holders of Preferred Shares, to the extent any such shares are outstanding, will elect one Class II Director at the next succeeding annual meeting of shareholders and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares in the same manner as at the previous annual meeting. Holders of Preferred Shares will be entitled to elect a majority of the Fund's Directors under certain circumstances. See "Description of Preferred Shares--Voting Rights" in the Prospectus.

The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director or officer of one or more other investment companies advised by the Investment Manager and its affiliates. An asterisk (*) has been placed next to the name of the Director who is an "interested person" of the Fund, as such term is defined in the 1940 Act, by virtue of such person's affiliation with the Fund or the Investment Manager.

--------------------------------------------------------------------------------
 4

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUND

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Richard R. Burt               Director since 2002   Chairman, Diligence LLC                       69
2/3/47                                              (international information-collection
                                                    and risk-management firm) (September
                                                    2000 to present); Chairman, IEP
                                                    Advisors, Inc. (July 1998 to
                                                    present); Chairman of the Board,
                                                    Weirton Steel Corporation(2) (April
                                                    1996 to present); Member of the
                                                    Board, Hollinger International,
                                                    Inc.(2) (publishing) (1995 to
                                                    present), HCL Technologies Limited
                                                    (information technology) (April 1999
                                                    to present), UBS Mutual Funds
                                                    (formerly known as Brinson and
                                                    Mitchell Hutchins families of funds)
                                                    (registered investment companies)
                                                    (September 1995 to present); and
                                                    Member, Textron Inc.(2) International
                                                    Advisory Council (July 1996 to
                                                    present). Formerly, Partner, McKinsey
                                                    & Company (consulting) (1991-1994)
                                                    and US Chief Negotiator in Strategic
                                                    Arms Reduction Talks (START) with
                                                    former Soviet Union and US Ambassador
                                                    to the Federal Republic of Germany
                                                    (1985-1991); Member of the Board,
                                                    Homestake Mining(2) (mining and
                                                    exploration) (1998-February 2001),
                                                    Archer Daniels Midland Company(2)
                                                    (agribusiness operations) (October
                                                    1996-June 2001) and Anchor Gaming
                                                    (gaming software and equipment)
                                                    (March 1999-December 2001).
S. Leland Dill                Director since 2002   Trustee, Phoenix Zweig Series Trust           67
3/28/30                                             (since September 1989), Phoenix
                                                    Euclid Market Neutral Funds (since
                                                    May 1998) (registered investment
                                                    companies); Retired (since 1986).
                                                    Formerly, Partner, KPMG Peat Marwick
                                                    (June 1956-June 1986); Director,
                                                    Vintners International Company Inc.
                                                    (wine vintner) (June 1989-May 1992),
                                                    Coutts (USA) International (January
                                                    1992-March 2000), Coutts Trust
                                                    Holdings Ltd., Coutts Group (private
                                                    bank) (March 1991-March 1999);
                                                    General Partner, Pemco (investment
                                                    company) (June 1979-June 1986).

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
Martin J. Gruber              Director since 2002   Nomura Professor of Finance, Leonard          68
7/15/37                                             N. Stern School of Business, New York
                                                    University (since September 1964);
                                                    Trustee, CREF (pension fund) (since
                                                    January 2000); Director, S.G. Cowen
                                                    Mutual Funds (January 1985-January
                                                    2001), Japan Equity Fund, Inc. (since
                                                    January 1992), Thai Capital Fund,
                                                    Inc. (since January 2000) and
                                                    Singapore Fund, Inc. (since January
                                                    2000) (registered investment
                                                    companies). Formerly, Trustee, TIAA
                                                    (pension fund) (January
Joseph R. Hardiman            Director since 2002   Private Equity Investor (January 1997         67
5/27/37                                             to present); Director, Soundview
                                                    Technology Group Inc. (investment
                                                    banking) (July 1998 to present),
                                                    Corvis Corporation(2) (optical
                                                    networking equipment) (July 2000 to
                                                    present), Brown Investment Advisory &
                                                    Trust Company (investment advisor)
                                                    (February 2001 to present), The Nevis
                                                    Fund (registered investment company)
                                                    (July 1999 to present), and ISI
                                                    Family of Funds (registered
                                                    investment companies) (March 1998 to
                                                    present). Formerly, Director, Circon
                                                    Corp.(2) (medical instruments)
                                                    (November 1998-January 1999);
                                                    President and Chief Executive
                                                    Officer, The National Association of
                                                    Securities Dealers, Inc. and The
                                                    NASDAQ Stock Market, Inc.
                                                    (1987-1997); Chief Operating Officer
                                                    of Alex. Brown & Sons Incorporated
                                                    (now Deutsche Bank Securities Inc.)
                                                    (1985-1987); General Partner, Alex.
                                                    Brown & Sons Incorporated (now
                                                    Deutsche Bank Securities Inc.)
                                                    (1976-1985).
Richard J. Herring            Director since 2002   Jacob Safra Professor of                      67
2/18/46                                             International Banking and Professor,
                                                    Finance Department, The Wharton
                                                    School, University of Pennsylvania
                                                    (since July 1972); Director, Lauder
                                                    Institute of International Management
                                                    Studies (since July 2000);
                                                    Co-Director, Wharton Financial
                                                    Institutions Center (since July 2000)
                                                    and Vice Dean and Director, Wharton
                                                    Undergraduate Division (July
                                                    1995-June 2000).

--------------------------------------------------------------------------------
 6

DIRECTORS AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
Graham E. Jones               Director since 2002   Senior Vice President, BGK Realty,            67
1/31/33                                             Inc. (commercial real estate) (since
                                                    1995); Trustee, 8 open-end mutual
                                                    funds managed by Weiss, Peck & Greer
                                                    (since 1985) and Trustee of 18
                                                    open-end mutual funds managed by Sun
                                                    Capital Advisers, Inc. (since 1998).
Rebecca W. Rimel              Director since 2002   President and Chief Executive                 67
4/10/51                                             Officer, The Pew Charitable Trusts
                                                    (charitable foundation) (1994 to
                                                    present); Executive Vice President,
                                                    The Glenmede Trust Company
                                                    (investment trust and wealth
                                                    management) (1983 to present).
                                                    Formerly, Executive Director, The Pew
                                                    Charitable Trusts (1988-1994);
                                                    Director, ISI Family of Funds
                                                    (registered investment companies)
                                                    (1997-1999) and Director, The
                                                    Glenmede Trust Company (investment
                                                    trust and wealth management)
                                                    (1994-2002).
Philip Saunders, Jr           Director since 2002   Principal, Philip Saunders Associates         67
10/11/35                                            (Economic and Financial Consulting)
                                                    (since November 1988). Formerly,
                                                    Director, Financial Industry
                                                    Consulting, Wolf & Company
                                                    (consulting) (1987-1988); President,
                                                    John Hancock Home Mortgage
                                                    Corporation (1984-1986); Senior Vice
                                                    President of Treasury and Financial
                                                    Services, John Hancock Mutual Life
                                                    Insurance Company, Inc. (1982-1986).
William N. Searcy             Director since 2002   Pension & Savings Trust Officer,              67
9/3/46                                              Sprint Corporation(2)
                                                    (telecommunications) (since November
                                                    1989); Trustee of 22 open-end mutual
                                                    funds managed by Sun Capital
                                                    Advisers, Inc. (since October 1998).

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
Robert H. Wadsworth           Director since 2002   President, Robert H. Wadsworth                70
1/29/40                                             Associates, Inc. (consulting firm)
                                                    (May 1982 to present). Formerly,
                                                    President and Trustee, Trust for
                                                    Investment Managers (registered
                                                    investment company) (April 1999-June
                                                    2002); President, Investment Company
                                                    Administration, L.L.C. (January
                                                    1992**-July 2001); President,
                                                    Treasurer and Director, First Fund
                                                    Distributors, Inc. (June 1990-January
                                                    2002); Vice President, Professionally
                                                    Managed Portfolios (May 1991-January
                                                    2002) and Advisors Series Trust
                                                    (October 1996-January 2002)
                                                    (registered investment companies);
                                                    President, Guinness Flight Investment
                                                    Funds, Inc. (registered investment
                                                    company) (June 1994-November 1998).**
                                                    Inception date of the corporation
                                                    which was the predecessor to the
                                                    L.L.C.
INTERESTED DIRECTOR
Richard T. Hale(3)*           Chairman of the       Managing Director, Deutsche                  200
7/7/45                        Board and Director    Investment Management Americas Inc.
                              since 2002            (2003 to present); Managing Director,
                                                    Deutsche Bank Securities Inc.
                                                    (formerly Deutsche Banc Alex. Brown
                                                    Inc.) and Deutsche Asset Management
                                                    (1999 to present); Director and
                                                    President, Investment Company Capital
                                                    Corp. (registered investment advisor)
                                                    (1996 to present); Director, Deutsche
                                                    Global Funds, Ltd. (2000 to present),
                                                    CABEI Fund (2000 to present), North
                                                    American Income Fund (2000 to
                                                    present) (registered investment
                                                    companies); Director, Scudder Global
                                                    Opportunities Fund (since 2003);
                                                    Director/Officer Deutsche/ Scudder
                                                    Mutual Funds (various dates);
                                                    President, Montgomery Street
                                                    Securities, Inc. (2002 to present)
                                                    (registered investment companies);
                                                    Vice President, Deutsche Asset
                                                    Management, Inc. (2000 to present);
                                                    formerly, Director, ISI Family of
                                                    Funds (registered investment
                                                    companies; 4 funds overseen) (1992-
                                                    1999).

--------------------------------------------------------------------------------
 8

DIRECTORS AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

                                                                                              NUMBER OF
                                                                                             FUNDS IN THE
                               POSITION WITH THE                                             FUND COMPLEX
                                FUND AND LENGTH            BUSINESS EXPERIENCE AND          TO BE OVERSEEN
NAME AND BIRTH DATE             OF TIME SERVED      DIRECTORSHIPS DURING THE PAST 5 YEARS   BY DIRECTOR(1)
----------------------------------------------------------------------------------------------------------
OFFICERS
Richard T. Hale(4)            President and Chief   See information provided under
                              Executive Officer     Interested Director
                              since 2002
Judith A. Hannaway(4)         Vice President        Managing Director, Deutsche
3/29/55                       since 2002            Investment Management Americas Inc.
                                                    (1997 to present).
Daniel O. Hirsch(4)           Vice President and    Managing Director, Deutsche Asset
3/27/54                       Secretary since       Management (2002-present) and
                              2002                  Director, Deutsche Global Funds Ltd.
                                                    (2002-present). Formerly, Director,
                                                    Deutsche Asset Management
                                                    (1999-2002), Principal, BT Alex.
                                                    Brown Incorporated (now Deutsche Bank
                                                    Securities Inc.) (1998-1999);
                                                    Assistant General Counsel, United
                                                    States Securities and Exchange
                                                    Commission (1993-1998).
Kenneth Murphy 10/13/63       Vice President and    Vice President, Deutsche Asset
                              Anti-Money            Management (September 2000- present);
                              Laundering            Vice President, Scudder Distributors,
                              Compliance Officer    Inc. (December 2002- present);
                              since 2002            Formerly, Director, John Hancock
                                                    Signature Services (1992-2000);
                                                    Senior Manager, Prudential Mutual
                                                    Fund Services (1987-1992).
Charles A. Rizzo(4)           Treasurer and Chief   Director, Deutsche Asset Management
8/5/57                        Financial Officer     (April 2000 to present). Formerly,
                              since 2002            Vice President and Department Head,
                                                    BT Alex, Brown Incorporated (now
                                                    Deutsche Bank Securities Inc.)
                                                    (1998-1999); Senior Manager, Coopers
                                                    & Lybrand L.L.P. (now
                                                    PricewaterhouseCoopers LLP)
                                                    (1993-1998).
Bruce A. Rosenblum(4)         Assistant Secretary   Director, Deutsche Asset Management
9/14/60                       since 2002            (2002 to present). Formerly, Vice
                                                    President, Deutsche Asset Management
                                                    since 2002 (2000-2002); Partner,
                                                    Freedman, Levy, Kroll & Simonds
                                                    (1994-2000).
John Millette(4)              Assistant Secretary   Director, Deutsche Asset Management
8/23/62                       since 2003            (1998 to present). Previously, Vice
                                                    President, Deutsche Asset Management
                                                    (since 1994).

------------
(1) As of                     , 2003 the total number of Funds in the Fund
    Complex is 200.
(2) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(3) Mr. Hale is a director who is an "interested person" within the meaning of
    Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the U.S. asset management unit of Deutsche Bank and its affiliates.
(4) Ms. Hannaway and Messrs Hale, Hirsch, Murphy, Rizzo, Rosenblum and Millette also hold similar positions for other investment companies for which Deutsche Asset Management, Inc. or an affiliate serves as the adviser.

--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE FUND
--------------------------------------------------------------------------------

The Board has established an Audit Committee and a Valuation Committee. The Audit Committee is composed of the current Independent Directors of the Board. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its investment advisor and affiliates by the independent public accountants.

The Valuation Committee is responsible for advising the Board with respect to the valuation of portfolio assets. The members of the Valuation Committee are Messrs. Burt, Dill, Hale, Jones, Saunders, Searcy and Wadsworth.

COMPENSATION OF DIRECTORS

The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2003 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2002. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $112,000 for service as a Director of the Fund and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $3,000 for each meeting of such funds attended and an aggregate fee of $1,000 for each telephonic meeting of such funds attended. The chair of the audit committee receives an additional aggregate fee of $5,000 annually and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and such other funds that each Director serves or served. The Directors do not receive any pension or retirement benefits from the fund complex.

                                                                     AGGREGATE                  TOTAL COMPENSATION
                                                                    COMPENSATION                 COMPLEX PAID TO
                      NAME OF DIRECTOR                               FROM FUND                     DIRECTORS***
-------------------------------------------------------------------------------------------------------------------------
Richard Burt*...............................................  $                          $                        124,500
S. Leland Dill*.............................................  $                          $                        102,250
Martin J. Gruber*...........................................  $                          $                        104,000
Joseph R. Hardiman*.........................................  $                          $                         96,000
Richard J. Herring*.........................................  $                          $                         99,750
Graham E. Jones*............................................  $                          $                         80,500
Rebecca W. Rimel*...........................................  $                          $                         96,000
Philip Saunders, Jr.*.......................................  $                          $                         99,750
William N. Searcy*..........................................  $                          $                         83,500
Robert H. Wadsworth*........................................  $                          $                        126,000
Richard T. Hale**...........................................                       N/A                                N/A

------------
  * Member of the Audit Committee.
 ** "Interested person," as defined in the 1940 Act, of the Fund because of the affiliation with the Investment Manager.
*** Of the amounts payable from the Fund and Fund Complex to Messrs. Burt, Hardiman, Saunders, Wadsworth and Ms. Rimel, $29,612, $50,147, $19,333, $29,612 and $88,611 respectively, was deferred pursuant to a deferred compensation plan.

--------------------------------------------------------------------------------
 10

COMPENSATION OF DIRECTORS
--------------------------------------------------------------------------------

The following table shows the dollar range of equity securities owned by the Directors of the Fund and in other investment companies overseen by the Directors within the same family of investment companies as of December 31, 2002. Investment companies are considered to be in the same family if they share the same investment adviser or hold themselves out to investors as related companies.

                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                          INVESTMENT COMPANIES OVERSEEN
                                               DOLLAR RANGE OF EQUITY    BY THE DIRECTOR IN THE FAMILY OF
              NAME OF DIRECTOR                 SECURITIES IN THE FUND          INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------
Disinterested Directors:
   Richard Burt.............................                      None                      Over $100,000
   S. Leland Dill...........................                      None                      Over $100,000
   Martin J. Gruber.........................                      None                 $10,001 to $50,000
   Joseph R. Hardiman.......................                      None                      Over $100,000
   Richard J. Herring.......................                      None                $50,001 to $100,000
   Graham E. Jones..........................                      None                      Over $100,000
   Rebecca W. Rimel.........................                      None                      Over $100,000
   Philip Saunders, Jr. ....................                      None                      Over $100,000
   William N. Searcy........................                      None                      $1 to $10,000
   Robert H. Wadsworth......................                      None                      Over $100,000
Interested Director:
   Richard T. Hale..........................                      None                      Over $100,000

None of the disinterested Directors nor their family members had any interest in
the Investment Manager, the Investment Advisor,             , or any person
directly or indirectly controlling, controlled by, or under common control with
the Investment Manager, the Investment Advisor or             as of
  , 2003.

Investment advisory and other services

THE INVESTMENT MANAGER

Deutsche Asset Management, Inc., with headquarters at 280 Park Avenue, New York, NY 10017, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of October 31, 2003 had total assets of approximately $8 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Advisor the day-to-day management of the Fund's investment portfolio. The Investment Advisor, which was formed in 1975, is a leading U.S.-based real estate investment manager which as of October 31, 2003
had approximately $     billion in real estate assets under management. With
offices in Chicago, San Francisco and New York, the Investment Advisor is managed by 21 principals

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

and employs 600 real estate professionals. The Investment Advisor is an affiliate of DB Real Estate, the real estate investment management group of Deutsche Asset Management. DB Real Estate is one of the largest adviser of combined real property and real estate equity securities globally with more than
$     billion in assets under management.

For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.85% of the average daily managed assets of the Fund (which equals the net asset value of the Common Shares plus the liquidation preference of any Preferred Shares and the principal amount of any Borrowings used for leverage). This fee is higher than the fees incurred by many other investment companies but is comparable to fees paid by many registered management investment companies that invest primarily in real estate securities. In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. The Investment Manager has contractually agreed to waive a portion of its investment advisory fees in the amount of 0.25% of average daily managed assets through October 31, 2007, such waiver declining by 0.05% of average daily managed assets in each of the next four twelve-month periods. When the Fund is utilizing leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's managed assets, which includes the liquidation preference of any Preferred Shares and the principal amount of Borrowings for leverage. Because the fees paid to the Investment Manager are determined on the basis of the Fund's managed assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

The Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Manager.

To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisers. These affiliated sub-advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Directors. The management fee rates paid by the Fund would not

--------------------------------------------------------------------------------
 12

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

increase as a result of any such action since all fees incurred by a sub-adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-adviser.

Under its Investment Advisory Agreement with the Fund, the Investment Advisor is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments.

The Investment Advisory Agreement provides that the Investment Advisor shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor in the performance of its duties or from reckless disregard by the Investment Advisor of its obligations and duties under the Investment Advisory Agreement.

The Investment Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Advisory Agreement may be terminated without penalty upon 60 days' written notice by the Investment Manager to the Investment Advisor or upon 90 days' written notice by the Investment Advisor to the Investment Manager or by a majority vote of the outstanding voting securities of the Fund, and automatically terminates in the event of the termination of the Fund's Investment Management Agreement or in the event of its assignment.

CUSTODIAN AND TRANSFER, DIVIDEND DISBURSING AGENT AND REGISTRAR

State Street Bank and Trust Company, which has its principal business office at One Heritage Drive, North Quincy, MA 02171, has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, which has its principal business office at 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent. Neither State Street Bank and Trust Company nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio.

CODE OF ETHICS

The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's preclearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

The Investment Advisor has also adopted a Code of Ethics in compliance with Rule 17j-1. Among other provisions, the Investment Advisor's Code of Ethics prohibits portfolio managers and other investment personnel from buying or selling any real estate securities or any securities sold in private placements in which the person has, or by reason of the transaction acquires, any direct or indirect beneficial ownership without the prior approval of the Fund's compliance officer.

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

PRIVACY POLICY

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

PROXY VOTING

The Fund has delegated proxy voting responsibilities to its Investment Manager, subject to the Board's general oversight. The Fund has delegated proxy voting to the Investment Manager with the direction that proxies should be voted consistent with the Fund's best economic interests. The Investment Manager has adopted its own Proxy Voting Policies and Procedures ("Policies"), a Proxy Voting Desktop Manual ("Manual"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Investment Manager and its affiliates. The Manual sets forth the procedures that the Investment Manager has implemented to vote proxies, including monitoring for corporate events, communicating with the Fund's custodian regarding proxies, considering the merits of each proposal, and executing and recording the proxy vote. The Guidelines set forth the Investment Manager's general position on various proposals, such as:

- Shareholder Rights--The Investment Manager generally votes against proposals that restrict shareholder rights.

- Corporate Governance--The Investment Manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

- Anti-Takeover Matters--The Investment Manager generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Investment Manager generally votes for fair price proposals.

- Routine Matters--The Investment Manager generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Investment Manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Investment Manager or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Investment Manager votes affiliated investment company proxies in the same proportion as the vote of the investment company's other

--------------------------------------------------------------------------------
 14

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Investment Manager's general voting positions on various proposals, the Investment Manager may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Investment Manager or an affiliate serves as investment advisor or sponsor.

The Investment Manager may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Investment Manager resolves conflicts of interest. To resolve conflicts, the Investment Manager, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the Investment Manager will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the Investment Manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Investment Manager may not be able to vote proxies or the Investment Manager may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Manager may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Manager generally does not vote proxies on securities subject to share blocking restrictions.

ADDITIONAL INFORMATION CONCERNING
THE AUCTIONS FOR THE PREFERRED SHARES

General. Depository Trust Company ("DTC") will act as the securities depository with respect to the Preferred Shares. One certificate for all of the Preferred Shares of any series will be registered in the name of Cede & Co., as nominee of the securities depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the Preferred Shares contained in the Articles Supplementary. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Directors, as described under "Description of Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in the Preferred Shares, whether for its own account or as a nominee for another person.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION CONCERNING
THE AUCTIONS FOR THE PREFERRED SHARES
--------------------------------------------------------------------------------

Concerning The Auction Agent. Deutsche Bank Trust Company Americas (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of Preferred Shares" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor auction agent.

Broker-Dealers. The Auction Agent after each Auction for Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 0.25% in the case of any Auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such Auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the Auction or (iii) a valid hold order.

The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

--------------------------------------------------------------------------------
 16

--------------------------------------------------------------------------------

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Advisor. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, the Investment Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Advisor's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Advisor and is available for the benefit of other accounts advised by the Investment Advisor and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Advisor's expenses, it is not possible to estimate its value and in the opinion of the Investment Advisor it does not reduce the Investment Advisor's expenses in a determinable amount. The extent to which the Investment Advisor makes use of statistical, research and other services furnished by brokers is considered by the Investment Advisor in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Advisor does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Investment Advisor may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

DETERMINATION OF NET ASSET VALUE

The net asset value of common shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading (the "Value Time"). The NYSE is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of common shares outstanding.

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                                                                              17
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DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its NASDAQ Official Closing Price on Nasdaq or its most recent sale price or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent at the most recent bid price. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 p.m., Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

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 18

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Board's Valuation Committee, represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Board's Valuation Committee.

TAXATION

The following is intended to be a general summary of material Federal income tax considerations regarding the purchase, ownership and disposition of shares of the Fund by U.S. persons. It is not intended as a complete discussion of all of the potential Federal income tax consequences that may be applicable to the Fund or to all categories of investors, some of which may be subject to special tax rules. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

THE FUND AND ITS INVESTMENTS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code and intends to so qualify each taxable year. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. For example, the Fund must derive at least 90% of its gross income from dividends (including dividends from REITs), interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. Any of the Fund's income that is attributable to its ownership of direct interests in real estate, however, will not count towards satisfying this 90% income test. The Fund must also diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities (including stock of REITs) limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses.

As a regulated investment company, the Fund will not be subject to Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income

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                                                                              19
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TAXATION
--------------------------------------------------------------------------------

for the taxable year. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain, and be subject to income or excise tax on, a portion of its capital gains or other income if it appears to be in the interest of the Fund.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. Such distributions, however, would be eligible (i) to be treated as "qualified dividend income" (as described below under "Taxation of U.S. Shareholders--Dividends and Distributions") in the case of shareholders taxed as individuals who satisfy certain holding period and other requirements and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

If the Fund does not meet the asset coverage requirements of the 1940 Act, the Fund will be required to suspend distributions to the holders of the Common Shares and/or the Preferred Shares until the asset coverage is restored. See "Description of Preferred Shares--Restrictions on Dividends, Redemption and Other Payments" in the Prospectus. Such a suspension of distributions might prevent the Fund from distributing 90% of its net investment income, as is required in order to qualify for taxation as a regulated investment company, or cause the Fund to incur a tax liability, a non-deductible 4% excise tax on its undistributed taxable income (including gain), or both.

Upon any failure to meet the asset coverage requirements of the 1940 Act, the Fund intends to repurchase or redeem (to the extent permitted under the 1940
Act) Preferred Shares in order to maintain or restore the asset coverage and avoid failure to remain qualified as a regulated investment company. The determination to repurchase or redeem Preferred Shares and the amounts to be repurchased or redeemed, if any, will be made in the sole discretion of the Fund.

Use of the Fund's cash to repurchase or redeem Preferred Shares may adversely affect the Fund's ability to distribute annually at least 90% of its net investment income, which distribution is required in order for the Fund to qualify for taxation as a regulated investment company. The Fund may also recognize income in connection with funding repurchases or redemptions of Preferred Shares, and such income would be taken into account in determining whether or not the above-described distribution requirements have been met. Depending on the size of the Fund's assets relative to its outstanding senior securities, redemption of Preferred Shares might restore asset coverage. Payment of distributions after restoration of asset coverage could requalify (or avoid a disqualification of) the Fund as a regulated investment company, depending upon the facts and circumstances.

Investments of the Fund in debt securities issued at a discount (or treated as if issued at a discount) or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to certain securities issued or treated as if issued at a discount, the Fund will be required to accrue as

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
TAXATION
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income each year a portion of the discount and to distribute such income each year in order to satisfy both the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes, even though the Fund receives no cash interest payments. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to borrow money or dispose of securities that it would otherwise have continued to hold.

The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other strategic transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be, among other things, to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will monitor its transactions, make the appropriate tax elections and make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to Federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. Federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest Federal income tax rate imposed on corporations. The Investment Advisor does not intend on behalf of the Fund to invest in REITs where a substantial portion of the assets of the REIT consists of residual interests in REMICs.

TAXATION OF U.S. SHAREHOLDERS

Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of the Preferred Shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of Preferred Shares will be able to sell his or her shares, the Fund is of the opinion that the Preferred Shares, including New Preferred Shares, will constitute stock of the Fund for Federal income tax purpose, and thus distributions with respect to the Preferred Shares (other than capital gain distributions and distributions in redemption of the Preferred Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for Federal income tax purposes. The following discussion assumes such treatment will apply.

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                                                                              21
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TAXATION
--------------------------------------------------------------------------------

Dividends and Distributions. Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. Although the Fund is required to distribute at least 90% of its net investment income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay Federal income taxes on such gains (the "net undistributed capital gain"). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the difference between the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the Preferred Shares for Federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and the Preferred Shares, the Fund intends to distribute its net capital gain for any year during which it has Preferred Shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of Preferred Shares are entitled.

In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

Distributions of net capital gains (net long-term capital gains less net short-term capital loss) that are properly designated by the Fund as capital gain distributions will be taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund. Long-term capital gain rates applicable to individuals have been reduced--to a maximum of 15%--for taxable years beginning on or before December 31, 2008. All other dividends of the Fund (including dividends from short-term capital gains realized by the Fund) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

Under a recently enacted law, however, special rules apply to regular dividends paid to individuals. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals who satisfy certain holding period and other requirements at the rates applicable to long-term capital gain (currently at a maximum rate of 15%). Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital

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
TAXATION
--------------------------------------------------------------------------------

gain rates will generally apply to the portion of the regular dividends paid by the Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year. For this purpose, "qualified dividend income" generally means dividends received by the Fund after December 31, 2002 from U.S. corporations and qualifying foreign corporations. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by the Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. Accordingly, most of the regular dividends paid by the Fund will not be eligible for the long-term capital gain rates applicable to qualified dividend income.

In order for a portion of the dividends received by a shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

If an individual receives a dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the "extraordinary dividend" was paid, then the loss will be long-term capital loss to the extent of such "extraordinary dividend." An "extraordinary dividend" on preferred stock for this purpose is generally a dividend (i) in an amount greater than or equal to 5% of the taxpayer's tax basis (or trading value, if the taxpayer appropriately elects) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or
(ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value, if the taxpayer appropriately elects) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

A portion of the Fund's gross income may be attributable to dividends on equity securities that are eligible for the corporate dividends received deduction. Corporate shareholders that are otherwise eligible to claim the dividends received deduction generally can deduct 70% of the portion of the Fund's regular dividends that is attributable to such dividend income. Shareholders will be informed of the portion of dividends which so qualify. The dividends received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under Federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend. Most of the dividends paid by the Fund will not be eligible for the Corporate dividends received deduction.

For Federal income tax purposes, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate

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                                                                              23

TAXATION
--------------------------------------------------------------------------------

amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and the Preferred Shares as consisting of particular types of income (capital gain and ordinary income) in accordance with each class's proportionate share of the total dividends paid to both classes.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid).

Capital gain distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which the Fund is entitled will be disclosed in the Fund's annual and semi-annual reports to shareholders.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund generally will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

Notices. Shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the Federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Backup Withholding. The Fund may be required to withhold, for Federal income tax purposes, a portion of the dividends and distributions (and redemption proceeds, if any) payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's Federal income tax liability.

Other Taxes. Shareholders of the Fund may also be subject to state, local, foreign and other taxes on distributions received from the Fund and on the sale or exchange of the Fund's shares.

Reporting Requirements. Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether

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
TAXATION
--------------------------------------------------------------------------------

the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

THE FOREGOING IS ONLY A SUMMARY OF MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

PERFORMANCE INFORMATION

From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing the Fund's performance with that of other investment companies should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper Analytical Services, Inc., publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today or other industry or financial publications or (ii) the Standard and Poor's Index of 500 Stocks, the Russell 2000 Index, the Dow Jones Industrial Average, Dow Jones Utility Index, the National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index, the Wilshire REIT Index, the Lehman Brothers Aggregate Bond Index, Morgan Stanley Capital International Europe Australia Far East (MSCI EAFE) Index, the NASDAQ Composite Index, and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole--the beta--or in absolute terms--the standard deviation.)

COUNSEL AND INDEPENDENT ACCOUNTANTS

Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is located at 787 Seventh Avenue, New York, New York 10019.

The financial statements of the Fund as of                , 2003 incorporated by
reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers, LLP, independent auditors, as set forth in their report thereon incorporated by reference therein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers, LLP provides accounting and auditing services to the Fund. PricewaterhouseCoopers, LLP is located at 160 Federal Street, Boston, Massachusetts 02110.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C.

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                                                                              25

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Commission upon the payment of fees prescribed by the Commission.

FINANCIAL STATEMENTS

The Fund's financial statements and independent auditors' report thereon, appearing in the Fund's Annual Report to Shareholders for the period ending December 31, 2002, are incorporated by reference in this Statement of Additional Information. The unaudited financial statements appearing in the Fund's Semi-Annual Report to Shareholders for the period ended June 30, 2002 are incorporated by reference in this Statement of Additional Information. The Fund's Annual Report to Shareholders and the Semi-Annual Report to Shareholders are available upon request and free of charge by calling the Fund at 1-800-621-1048.

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 26

                                                                      APPENDIX A
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

Description of certain ratings assigned by S&P and Moody's:

S&P

LONG-TERM
"AAA"--An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

"AA"--An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

"A"--An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

"BBB"--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"BB," "B," "CCC," "CC," and "C"--Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

"BB"--An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B"--An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC"--An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC"--An obligation rated "CC" is currently highly vulnerable to nonpayment.

"C"--A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

"D"--An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also

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                                                                            A- 1
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RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"r"--The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

"N.R."--The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM
"A-1"--A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

"A-2"--A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

"A-3"--A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

"B"--A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"C"--A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

"D"--A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM
"Aaa"--Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"--Bonds rated "Aa" are judged to be of high quality by all standards.

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A- 2
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RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

"A"--Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa"--Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba"--Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

"B"--Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa"--Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca"--Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C"--Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK
Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa"--An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"--An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

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                                                                            A- 3
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RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

"a"--An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"--An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

"ba"--An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"--An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"--An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca"--An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"--This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

+  Leading market positions in well-established industries.

+  High rates of return on funds employed.

+ Conservative capitalization structure with moderate reliance on debt and ample asset protection.

+ Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

+ Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt

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RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------

protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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                                                                            A- 5

                                                                      APPENDIX B
--------------------------------------------------------------------------------

AUCTION PROCEDURES

The following procedures will be set forth in provisions of the Articles Supplementary relating to the Preferred Shares and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Capitalized terms used herein are defined in the Articles Supplementary or the Prospectus, except that the term "Corporation" means the Fund. Nothing contained in this Appendix B constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PART II: AUCTION PROCEDURES

1. Certain Definitions. As used in Part II of these Articles Supplementary, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of these Articles Supplementary except as otherwise indicated: Capitalized terms not defined in
Section 1 of Part II of these Articles Supplementary shall have the respective meanings specified in Part I of these Articles Supplementary.

"Agent Member" means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares.

"Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of
Part II of these Articles Supplementary.

"Existing Holder" means (a) a person who beneficially owns those Preferred Shares listed in that person's name in the records of the Auction Agent or (b) the beneficial owner of those Preferred Shares which are listed under such person's Broker-Dealer's name in the records of the Auction Agent, which Broker-Dealer shall have signed a Master Purchaser's Letter.

"Hold Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

"Master Purchaser's Letter" means the letter which is required to be executed by each prospective purchaser of Preferred Shares or the Broker-Dealer through whom the shares will be held.

"Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

"Potential Holder" or "Potential Beneficial Owner" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares or (b) any other person who may be interested in acquiring Preferred Shares and who has signed a Master Purchaser's Letter or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent which Broker-Dealer shall have executed a Master Purchaser's Letter.

"Sell Order" has the meaning set forth in Section 2(a) of Part II of these Articles Supplementary.

"Submitted Bid" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Hold Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Submitted Sell Order" has the meaning set forth in Section 4(a) of Part II of these Articles Supplementary.

"Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential

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                                                                            B- 1
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AUCTION PROCEDURES
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Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and (B) the number of Preferred Shares that are subject to Submitted Sell Orders.

"Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/ Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

2.  Orders.

  (a) On or prior to the Submission Deadline on each Auction Date for shares of the series:

     (i) each Beneficial Owner of shares of the Series may submit to its Broker-Dealer by telephone or otherwise information as to:

       (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of such shares;

       (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

       (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series; and

    (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Dividend Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B),
         (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the

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B- 2
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AUCTION PROCEDURES
--------------------------------------------------------------------------------

         information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

     (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

       (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

       (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of
            Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

       (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

     (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

       (A) the number of Outstanding shares of such series specified in such Sell order; or

       (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 5 of this
            Part II if Sufficient Clearing Bids for shares of such series do not exist;

         provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of the Series shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Corporation) with the provisions of Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

    (iii) A Bid by a Potential Holder of shares of the Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

       (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

  (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

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                                                                            B- 3

AUCTION PROCEDURES
--------------------------------------------------------------------------------

3.  Submission of Orders by Broker-Dealers to Auction Agent.

  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of the Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Corporation) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Corporation);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

    (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

       (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

       (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

       (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

  (c) If an Order or Orders covering all of the Outstanding Preferred Shares of the Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 28 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of the Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the

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B- 4

AUCTION PROCEDURES
--------------------------------------------------------------------------------

          number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

       (ii)(A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

       (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

       (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

       (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

    (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

  (e) If more than one Bid for one or more shares of the Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

  (a) Not earlier than the Submission Deadline on each Auction Date for shares of the Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

--------------------------------------------------------------------------------

AUCTION PROCEDURES
--------------------------------------------------------------------------------

     (ii)  from the Submitted Orders for shares of such series whether:

       (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series; exceeds or is equal to the sum of;

       (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such series; and

       (C) the number of Outstanding shares of such series subject to Submitted Sell Orders (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

    (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

       (A) (I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

       (B) (I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted; would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available Preferred Shares of such series.

  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Corporation of the Maximum Rate for shares of the series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Dividend Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

    (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted

--------------------------------------------------------------------------------

AUCTION PROCEDURES
--------------------------------------------------------------------------------

Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

  (a) If Sufficient Clearing Bids for shares of the Series have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
       Section 5, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

     (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

    (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

     (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph
           (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

     (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

  (b) If Sufficient Clearing Bids for shares of the Series have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph
       (d) of this Section 5, Submitted Orders for shares of such series shall

--------------------------------------------------------------------------------

AUCTION PROCEDURES
--------------------------------------------------------------------------------

       be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

     (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

     (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

    (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph
           (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

  (c) If all of the Outstanding shares of the Series are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of the series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of the Series.

  (e)  If, as a result of the procedures described in clause (v) of paragraph
       (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of the Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such series for purchase among Potential Holders so that only whole Preferred Shares of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such series on such Auction Date.

  (f) Based on the results of each Auction for shares of the Series, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of the Series with

--------------------------------------------------------------------------------

AUCTION PROCEDURES
--------------------------------------------------------------------------------

       respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

  (g) Neither the Corporation nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any series or to pay for Preferred Shares of any series sold or purchased pursuant to the Auction Procedures or otherwise.

6. Transfer of Preferred Shares. Unless otherwise permitted by the Corporation, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Corporation) to whom such transfer is made shall advise the Auction Agent of such transfer.

--------------------------------------------------------------------------------

                                                                      APPENDIX C
--------------------------------------------------------------------------------

SETTLEMENT PROCEDURES

The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agency Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix C constitutes a representation by the Fund that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of the Prospectus or Appendix B hereto, as the case may be.

  (a) On each Auction Date, the Auction Agent shall notify by telephone the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Holder or Potential Holder of:

     (i)  the Applicable Rate fixed for the next succeeding Dividend Period;

     (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

    (iii) if such Broker-Dealer submitted a Bid or a Sell Order on behalf of an Existing Holder, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the number of shares, if any, of Preferred Shares then outstanding to be sold by such Existing Holder;

     (iv) if such Broker-Dealer submitted a Bid on behalf of a Potential Holder, whether such Bid was accepted or rejected, in whole or in part, and the number of shares, if any, of Preferred Shares to be purchased by such Potential Holder;

     (v) if the aggregate number of shares of Preferred Shares to be sold by all Existing Holders on whose behalf such Broker-Dealer submitted Bid or Sell Orders exceeds the aggregate number of shares of Preferred Shares to be purchased by all Potential Holders on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more other Broker-Dealers (and the Agent member, if any, of each such other Broker-Dealer) and the number of shares of Preferred Shares to be (x) purchased from one or more Existing Holders on whose behalf such other Broker-Dealers submitted Bids or Sell Orders or (y) sold to one or more Potential Holders on whose behalf such other Broker-Dealers submitted Bids; and

     (vi)  the scheduled Auction Date of the next succeeding Auction.

  (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Holder or Potential Holder shall:

     (i) advise each Existing Holder and Potential Holder on whose behalf such Broker-Dealer submitted a Bid or Sell Order whether such Bid or Sell Order was accepted or rejected, in whole or in part;

     (ii) instruct each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Bidder's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of Preferred Shares to be purchased pursuant to such Bid against receipt of such shares;

    (iii) instruct each Existing Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, or a Sell Order that was accepted, in whole or in part, to

--------------------------------------------------------------------------------

SETTLEMENT PROCEDURES
--------------------------------------------------------------------------------

           instruct such Bidder's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of Preferred Shares to be sold pursuant to such Bid or Sell Order against payment therefor;

     (iv) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order and each Potential Holder on whose behalf such Broker-Dealer submitted a Bid of the Applicable Rate for the next succeeding Dividend Period;

     (v) advise each Existing Holder on whose behalf such Broker-Dealer submitted an Order of the Auction Date of the next succeeding Auction; and

     (vi) advise each Potential Holder on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date of the next succeeding Auction.

  (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order shall allocate any funds received by it pursuant to paragraph (b)(ii) above, and any shares of Preferred Shares received by it pursuant to paragraph
        (b)(iii) above, among the Potential Holders, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Holders, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders, and any Broker-Dealers identified to it by the Auction Agent pursuant to paragraph (a)(v) above.

  (d) On the Business Day after the Auction Date, the Securities Depository shall execute the transactions described above, debiting and crediting the accounts of the respective Agent Members as necessary to effect the purchases and sale of shares of Preferred Shares as determined in the Auction for such series.

  (e) Any delivery or nondelivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agency Agreement and the Broker-Dealer Agreement.

--------------------------------------------------------------------------------

                                 (Scudder Logo)

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(1)   Financial Statements:

      (a)   Included in Part A of the Registration Statement:

      Financial Highlights for the year ended December 31, 2002 and the period ended June 30, 2003.

      (b)   Included in Part B of the Registration Statement:

            (i) Report of Independent Accountants for the year ended December 31, 2002.(1)

            (ii)  Investment Portfolio, as of December 31, 2002 (audited).(1)

            (iii) Statement of Assets and Liabilities, as of December 31, 2002
                  (audited).(1)

            (iv) Statement of Operations for the year ended December 31, 2002 (audited).(1)

            (v) Statement of Changes in Net Assets for the period October 31, 2002 (commencement of operations) to December 31, 2002 (audited).(1)

            (vi)  Notes to Financial Statements (December 31, 2002).(1)

            (vii) Investment Portfolio, as of June 30, 2003 (unaudited).(2)

            (viii) Statement of Assets and Liabilities, as of June 30, 2003
                  (unaudited).(2)

            (ix) Statement of Operations for the six-months ended June 30, 2003 (unaudited).(2)

            (x) Statement of Changes in Net Assets for the six-months ended June 30, 2003 (unaudited).(2)

            (xi)  Notes to Financial Statements (June 30, 2003).(2)


(2)   Exhibits:

      (a)   (i) Articles of Incorporation.(3)

            (ii)  Articles of Amendment.(4)

            (iii) Articles Supplementary relating to Preferred Stock issued in
                  January 2003.

            (iv) Form of Articles Supplementary relating to Preferred Stock issued in November 2003.(7)

      (b)   By-Laws.(5)

      (c)   Not applicable.

      (d) (i) Form of specimen share certificate representing shares of common stock.(4)

            (ii) Form of specimen stock certificate representing shares of preferred stock.(6)

      (e)   Dividend Reinvestment and Cash Purchase Plan.(5)

      (f)   Not applicable.

      (g)   (i) Investment Management Agreement.(5)

            (ii)  Investment Advisory Agreement.(5)

      (h)   (i) Underwriting Agreement for the issuance of common stock.(5)

            (ii) Underwriting Agreement relating to Preferred Stock issued in January 2003.

            (iii) Form of Underwriting Agreement relating to Preferred Stock issued in November 2003.

      (i)   Not applicable.

      (j)   Custodian Agreement.(5)

      (k) (i) Transfer Agency, Registrar and Dividend Disbursing Agency Agreement.(5)

            (ii)  Shareholder Servicing Agreement.(5)

            (iii) Auction Agency Agreement between the Fund and Deutsche Bank
                  Trust Company Americas.

            (iv)  Broker-Dealer Agreement between the Fund and UBS Securities
                  LLC.

            (v)   Letter of Representation.

      (l)   (i) Opinion and Consent of Willkie Farr & Gallagher LLP.(7)

            (ii)  Opinion and Consent of Venable LLP.(7)

      (m)   Not applicable.

      (n)   Consent of Independent Accountants.(7)

      (o)   Not applicable.

      (p)   Purchase Agreement.(5)

      (q)   Not applicable.

      (r)   (i) Code of Ethics of the Fund.(4)

            (ii)  Code of Ethics of the Investment Manager.(4)

            (iii) Code of Ethics of the Investment Advisor.(4)

      (s)   Power of Attorney.(8)

------

(1) Incorporated by reference to the registrant's most recent Annual Report to Shareholders, dated December 31, 2002.

(2) Incorporated by reference to the registrant's most recent Semi-Annual Report to Shareholders, dated June 30, 2003.

(3) Incorporated by reference to the registrant's Registration Statement on Form N-2, filed August 6, 2002.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 to the registrant's Registration Statement on Form N-2, filed September 25, 2002.

(5) Incorporated by reference to Pre-Effective Amendment No. 2 to the registrant's Registration Statement on Form N-2, filed October 28, 2002.

(6) Incorporated by reference to Amendment No. 4 to the registrant's Registration Statement on Form N-2, filed January 8, 2003.

(7)   To be filed by amendment.

(8) Incorporated by reference to Pre-effective Amendment No. 1 to the Registration Statement on Form N-2 of Scudder Rreef Real Estate Fund II, Inc. filed on July 25, 2003 (Securities Registration Number 333-105038)

ITEM 25. MARKETING ARRANGEMENTS

      See Exhibit 2(h)(ii).

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

                SEC Registration Fees................................      $       *
                Printing and Engraving Expenses......................      $       *
                Legal Fees and Expenses..............................      $       *
                Auditing Fees and Expenses...........................      $       *
                Rating Agency Fees...................................      $       *
                Miscellaneous........................................      $       *
                                                                           ---------
                Total                                                      $       *
                                                                           =========

-----------
* To be added by amendment.

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES AS OF OCTOBER 1, 2003

                TITLE OF CLASS                                           NUMBER OF RECORD HOLDERS
                --------------                                           ------------------------
                Common Stock, par value, $.01 per share..........
                Preferred Stock, par value $.01 per share........

ITEM 29. INDEMNIFICATION

      The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

      Article VIII of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Fund, or is or was serving while a director or officer of the Fund at the request of the Fund as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act and the 1940 Act, as such statutes are now or hereinafter in force.

      In addition, the Fund shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by the Maryland General Corporation Law, the Securities Act, and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

      The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment. Reference is also made to the Investment Management Agreement, filed as Exhibit (g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      The description of the Investment Manager and Investment Advisor under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

      For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager, reference is made to Form ADV filed with the Commission (Commission File No. 801-27291) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

      For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Adviser, reference is made to Form ADV filed with the Commission (Commission File No. 801-55209) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Investment Manager, 280 Park Avenue, New York, New York 10017; the Registrant's Investment Advisor, RREEF America L.L.C., at 875 North Michigan Avenue, Chicago, Illinois 60611; the Registrant's transfer agent, Scudder Investment Services Company, at 911 Main Street, Kansas City, Missouri 64105 and the Registrant's Custodian, State Street Bank and Trust Company at One Heritage Drive, North Quincy, MA 02171.

ITEM 32. MANAGEMENT SERVICES

      Not applicable.

ITEM 33. UNDERTAKINGS

      (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not applicable.

      (3) Not applicable.

      (4) Not applicable.

      (5) The Registrant undertakes that:

      a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

      b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore and State of Maryland, on the 30th day of October 2003.

                       SCUDDER RREEF REAL ESTATE FUND, INC.

                       By: /s/ Richard T. Hale
                           ------------------------------------------------
                           Name:  Richard T. Hale
                           Title:  President and Chief Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


                   SIGNATURE                                   TITLE                                 DATE
                   ---------                                   -----                                 ----
/s/ Richard Burt*                                            Director                           October 30, 2003
----------------------------------------
Richard Burt

/s/ S. Leland Dill*                                          Director                           October 30, 2003
----------------------------------------
S. Leland Dill

/s/ Martin J. Gruber*                                        Director                           October 30, 2003
----------------------------------------
Martin J. Gruber

/s/ Richard T. Hale                                          Director, President and Chief      October 30, 2003
----------------------------------------
Richard T. Hale                                              Executive Officer

/s/ Joseph R. Hardiman*                                      Director                           October 30, 2003
----------------------------------------
Joseph R. Hardiman

/s/ Richard J. Herring*                                      Director                           October 30, 2003
----------------------------------------
Richard J. Herring

/s/ Graham E. Jones*                                         Director                           October 30, 2003
----------------------------------------
Graham E. Jones

/s/ Rebecca W. Rimel*                                        Director                           October 30, 2003
----------------------------------------
Rebecca W. Rimel

/s/ Philip Saunders, Jr. *                                   Director                           October 30, 2003
----------------------------------------
Philip Saunders, Jr.

/s/ William N. Searcy*                                       Director                           October 30, 2003
----------------------------------------
William N. Searcy

/s/ Robert H. Wadsworth*                                     Director                           October 30, 2003
----------------------------------------
Robert H. Wadsworth

/s/ Charles A. Rizzo                                         Treasurer and Chief Financial      October 30, 2003
----------------------------------------                     Officer
Charles A. Rizzo


/s/ Bruce Rosenblum
----------------------------------------
*By Bruce Rosenblum pursuant to power of attorney.